UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08846

First Focus Funds, Inc.
 (Exact name of registrant as specified in charter)

First National Bank
1620 Dodge Street
Omaha, Nebraska 68197
 (Address of principal executive offices)

Daniel W. Koors
Jackson Fund Services
225 West Wacker Drive, Suite 1200
Chicago, Illinois 60606
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 662-4203

Date of Fiscal Year End: March 31

Date of Reporting Period: March 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.

Annual Report

Short-Intermediate Bond Fund
Income Fund
Balanced Fund
Core Equity Fund
Large Cap Growth Fund
Growth Opportunities Fund
Small Company Fund
International Equity Fund

Value. Stability. Service.

Notice to Investors
Shares of First Focus Funds:

• Are Not FDIC Insured • May Lose Value • Have No Bank Guarantee

Investors should carefully consider the investment objectives, risks, charges and expenses of the First Focus Funds. Mutual funds involve risk including loss of principal. This and other important information about the Funds is contained in the prospectus, which can be obtained by calling 1-800-662-4203. The prospectus should be read carefully before investing. The First Focus Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC.

Table of Contents

Shareholder Letter	1
Management Discussion and Analysis	2
Schedules of Portfolio Investments	18
Statements of Assets & Liabilities	34
Statements of Operations	36
Statements of Changes in Net Assets	38
Financial Highlights	42
Notes to Financial Statements	44
Report of Independent Registered Public Accounting Firm	54
Additional Fund Information	55
Review and Approval of the Funds’ Advisory and Sub-Advisory Agreements	58
Directors and Officers	65

Dear Shareholder,

The last 10 years have been one of the most challenging decades of modern times for the investing class.  No need to rehash all of the reasons why, we are all painfully aware.  However, it is appropriate, now more than ever, to understand where you have your money invested and with whom.  Sadly, many investors have been devastated by “trusting” their advisers, only to wake up one morning to learn on the news that this person or entity has not been a great steward of their assets as they once thought.

Your First Focus Funds are affiliated with the largest privately owned bank holding company in North America, First National Nebraska, Inc (“FNNI”).  FNNI’s independent roots can be traced back to 1855.  The fifth and sixth generations of the founding family continue to be involved in the day-to-day operations of the company.  This type of long-term focus not only permeates the philosophy of the holding company, but also that of your First Focus Funds.  Our research attempts to differentiate between the volatility associated with following momentum and “hot” trends and the discipline it takes to do a tremendous amount of research before committing our Fund holders’ resources, and then having the courage and patience it takes to stick with this discipline in good times and bad.  We are particularly focused on principal preservation and seek to outperform when things get especially difficult.

Starting in 2000, the First Focus Funds Board of Directors set out a 10 year plan to have competitive offerings in all of it’s the First Focus Funds’ strategies. This involved the replacement of some fund managers, the shedding of certain non-competitive offerings and the addition of certain key asset classes to the complex, for which the Funds have hired independent third party managers.  We worked diligently to create a well rounded product offering to meet the needs of our First Focus Fund shareholders.

I’m pleased to report that as of April 1, 2010, of our Funds rated by Morningstar, 42% have an overall rating of 3 stars, 42% are rated 4 star and 14% have achieved the coveted 5 star rating. Of the funds with 10 year ratings, 40% are rated 4 stars and 60% 5 stars!

For the fiscal year ended March 31st, we have also had strong growth in assets.  We have seen growth from both the addition of new channels and strong growth in our existing channels.  A number of channels that we previously were unable to gain access to, have invited us to be a part of their platforms – largely due to customer requests, growth in our complex size and our performance.  By increasing the ways customers can purchase the First Focus Funds we are making investing in our funds more convenient for you!

We are currently in the process of re-calibrating our course for the next 10 years and like what we see.  We feel we have built a fundamentally strong fund complex, one with strong overall performance based on solid long-term thinking.  In the coming months, we will be working on a strategic plan that, if executed correctly, should allow us to achieve the type of scope and scale critical to our long-term growth.  As much as the last 10 years has been about strengthening the offerings and broadening the scope of those offerings, we hope the next 10 years will be about distribution.  We hope to have exciting news before we close out 2010, including success in opening new distribution channels for your Funds.

Stephen Frantz
Chief Investment Officer
sfrantz@fnni.com

Comments are provided as a general market overview and should not be considered investment advice or predictive of any future market performance.

Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

Investors should carefully consider the investment objectives, risks, charges and expenses of the First Focus Funds. Mutual funds involve risk including possible risk of principal. The First Focus Funds are distributed by Northern Lights Distributors, LLC member FINRA.
0748-NLD-5/26/2010

FIRST FOCUS SHORT-INTERMEDIATE BOND FUND

Investment Objective
The First Focus Short-Intermediate Bond Fund seeks to maximize total returns in a manner consistent with generation of current income, preservation of capital and reduce price volatility.

Manager Commentary
A little over a year ago, the financial markets were in disarray and the real economy was in the midst of a terrible recession; the future of our financial system and dynamic economy was very much in doubt.  The government attempted various measures to prop up the markets and instill confidence in the system, but with limited success.

As often happens during crises, however, the “animal spirits” of the financial markets became abruptly more positive by the end of March 2009.  Perhaps driven by the mandated “stress test” applied to the largest financial institutions, or growing confidence that the U.S. Federal Reserve’s (the “Fed”) myriad actions would finally halt the decline in risky assets, investors slowly began to remove the “systemic collapse” premium that had been priced into almost all financial markets.  Over the ensuing months we witnessed a dramatic and swift rally in stock and bond markets (with the lone exception of U.S. Treasuries).  The volatility of the past two years is truly amazing; high-yield corporate bonds returned -22% for the year ended March 2009, but followed that with a 62% annual return through March 2010.  All non-U.S. Treasury sectors of the bond market posted positive results for the past twelve months, although not as dramatic.  Investment-grade corporate bonds returned 25%, agency-guaranteed mortgage-backed securities (“MBS”), 5%, and commercial mortgage-backed securities (“CMBS”), 43%.  As noted previously, the only disappointing sector in the bond market was U.S. Treasuries, which returned -1.2% for the year ended March 2010.

On the heels of rapidly improving financial markets, the real economy began to slowly pull out of its downward trajectory.  Monthly job losses moderated as the year progressed, and industrial activity picked up sharply as companies began to re-stock depleted inventories.  Gross Domestic Product (“GDP”) growth bottomed in Q109, posting a -6.4% annualized drop, but recovered steadily, culminating with an annualized 5.6% increase in the fourth quarter.  Despite this macro improvement, the large amount of slack in the labor and physical capital markets (capacity utilization fell to decade lows in Q209) kept the Fed on the sidelines.  The Fed maintained its effective zero target on the Fed Funds rate and continued to clearly communicate its intent to maintain this level for the foreseeable future.

Over the past year, the First Focus Short-Intermediate Fund returned 7.18% on a net basis.  This compares to a 5.31% return for the Barclays Capital U.S. Government/Credit 1-5 Year Index.

The primary driver of the outperformance was the significant return generated by the non-U.S. Treasury sectors of the Fund.  We began the fiscal year with an overweight position in the agency MBS, CMBS and private-label MBS sectors, and notably increased our allocation to corporate bonds during the year.  The Fund’s larger allocation to “spread sectors” provided two benefits relative to the index—an increase in principal value as yield spreads fell rapidly, and a substantial coupon (yield) advantage.  The Fund also benefited from our shorter duration exposure versus the index, as risk-free yields rose throughout the year.

As of March 31, 2010, the portfolio’s composition was 21% U.S. Treasury securities, 6% U.S. Government agency MBS, 40% corporate bonds, 10% agencies, 18% mortgage related, 1% municipals, and 4% cash equivalents.  The overall weighted average maturity of the portfolio was 2.51 years.1

The striking improvement in risk appetite over the past year has driven down yield spreads to levels more in-line with historical norms; indeed some pockets of the corporate bond market carry yields that we believe don’t adequately compensate investors for assumed risk.  That said, we expect that corporate and asset-backed securities as a group will continue to outperform risk-free sectors of the market as the Fed remains accommodative and the economy slowly improves.  Our long-term focus and rigorous credit and structural analysis should serve our investors well through this more difficult environment in the fixed income market.

1 Disclosures

Portfolio composition is as of March 31, 2010 and is subject to change.

FIRST FOCUS SHORT-INTERMEDIATE BOND FUND

Return of a $10,000 Investment as of March 31, 2010

Portfolio Composition as of March 31, 2010
% Based on Total Value of Investments
(Portfolio composition is subject to change)

Portfolio Analysis as of March 31, 2010
(Portfolio composition is subject to change)
Weighted Average Maturity: 2.51 years

Average Annual Total Return for the Year Ended March 31, 2010*
	1 Year	5 Year	10 Year
First Focus Short-
Intermediate Bond Fund	7.18%	4.24%	4.66%
Barclays Capital U.S.
Government/Credit
1-5 Year Index	5.31%	4.90%	5.35%

Prospectus Expense Ratio (Gross/Net)†			1.20%/0.91%
Expense Ratio for the Year Ended
March 31, 2010 (Gross/Net)			1.17%/0.86%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.firstfocusfunds.com.

(†)The above expense ratios are from the Fund’s prospectus dated August 1, 2009. Net expense ratio is net of contractual waivers which are in effect from August 1, 2009 through July 31, 2010.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2000. Total return is based on net change in net asset value (“NAV”) assuming reinvestment of distributions. Returns shown include the reinvestment of all dividends and other distributions.

The Barclays Capital U.S. Government/Credit 1-5 Year Index measures the performance of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities.

The above referenced index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

FIRST FOCUS INCOME FUND

Investment Objective
The First Focus Income Fund seeks to maximize total returns in a manner consistent with generation of current income and the preservation of capital.

Manager Commentary
A little over a year ago, the financial markets were in disarray and the real economy was in the midst of a terrible recession; the future of our financial system and dynamic economy was very much in doubt.  The government attempted various measures to prop up the markets and instill confidence in the system, but with limited success.

As often happens during crises, however, the “animal spirits” of the financial markets became abruptly more positive by the end of March 2009.  Perhaps driven by the mandated “stress test” applied to the largest financial institutions, or growing confidence that the U.S. Federal Reserve’s (the “Fed”) myriad actions would finally halt the decline in risky assets, investors slowly began to remove the “systemic collapse” premium that had been priced into almost all financial markets.  Over the ensuing months we witnessed a dramatic and swift rally in stock and bond markets (with the lone exception of U.S. Treasuries).  The volatility of the past two years is truly amazing; high-yield corporate bonds returned -22% for the year ended March 2009, but followed that with a 62% annual return through March 2010.  All non-U.S. Treasury sectors of the bond market posted positive results for the past twelve months, although not as dramatic.  Investment-grade corporate bonds returned 25%, agency-guaranteed mortgage-backed securities (“MBS”), 5%, and commercial mortgage-backed securities (“CMBS”), 43%.  As noted previously, the only disappointing sector in the bond market was U.S. Treasuries, which returned -1.2% for the year ended March 2010.

On the heels of rapidly improving financial markets, the real economy began to slowly pull out of its downward trajectory.  Monthly job losses moderated as the year progressed, and industrial activity picked up sharply as companies began to re-stock depleted inventories.  Gross Domestic Product (“GDP”) growth bottomed in Q109, posting a -6.4% annualized drop, but recovered steadily, culminating with an annualized 5.6% increase in the fourth quarter.  Despite this macro improvement, the large amount of slack in the labor and physical capital markets (capacity utilization fell to decade lows in Q209) kept the Fed on the sidelines.  The Fed maintained its effective zero target on the Fed Funds rate and continued to clearly communicate its intent to maintain this level for the foreseeable future.

Over the past year, the First Focus Income Fund returned 10.49% on a net basis.  This compares to a 7.69% return for the Barclays Capital U.S. Aggregate Bond Index.

The primary driver of the outperformance was the significant return generated by the non-Treasury sectors of the Fund.  We began the fiscal year with an overweight position in the CMBS and private-label MBS sectors, and notably increased our allocation to corporate bonds during the year.  The Fund’s larger allocation to “spread sectors” provided two benefits relative to the index—an increase in principal value as yield spreads fell rapidly, and a substantial coupon (yield) advantage.  We maintained an underweight to agency MBS given the distortion caused by the Fed’s purchase program, which modestly detracted from performance as spreads in that sector continued to compress.

As of March 31, 2010, the portfolio’s composition was 13% U.S. Treasury securities, 25% U.S. government agency mortgage-backed securities, 29% corporate bonds, 2% agencies, 26% mortgage related, 2% municipals, and 3% cash equivalents.  The overall weighted average maturity of the portfolio was 6.70 years.1

The striking improvement in risk appetite over the past year has driven down yield spreads to levels more in-line with historical norms; indeed some pockets of the corporate bond market carry yields that we believe don’t adequately compensate investors for assumed risk.  That said, we expect that corporate and asset-backed securities as a group will continue to outperform risk-free sectors of the market as the Fed remains accommodative and the economy slowly improves.  Our long-term focus and rigorous credit and structural analysis should serve our investors well through this more difficult environment in the fixed income market.

1 Disclosures

Portfolio composition is as of March 31, 2010 and is subject to change.

FIRST FOCUS INCOME FUND

Return of a $10,000 Investment as of March 31, 2010

Portfolio Composition as of March 31, 2010
% Based on Total Value of Investments
(Portfolio composition is subject to change)

Portfolio Analysis as of March 31, 2010
(Portfolio composition is subject to change)
Weighted Average Maturity: 6.70 years

Average Annual Total Return for the Year Ended March 31, 2010*
	1 Year	5 Year	10 Year
First Focus Income Fund	10.49%	4.58%	5.29%
Barclays Capital U.S.
Aggregate Bond Index	7.69%	5.44%	6.29%

Prospectus Expense Ratio (Gross/Net)†			1.33%/0.86%
Expense Ratio for the Year Ended
March 31, 2010 (Gross/Net)			1.27%/0.77%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.firstfocusfunds.com.

(†)The above expense ratios are from the Fund’s prospectus dated August 1, 2009. Net expense ratio is net of contractual waivers which are in effect from August 1, 2009 through July 31, 2010.

(*) For periods prior to March 9, 2001, when the Fund began operating, the performance quoted reflects performance of the Adviser’s similarly managed collective investment fund, adjusted to reflect the Fund’s fees and expenses. The collective investment fund was not a registered mutual fund and therefore was not subject to certain investment and tax restrictions, which may have adversely affected performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2000. Total return is based on net change in net asset value (“NAV”) assuming reinvestment of distributions. Returns shown include the reinvestment of all dividends and other distributions.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index which covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MSB (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS sectors.

The above referenced index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

FIRST FOCUS BALANCED FUND

Investment Objective
The First Focus Balanced Fund seeks capital appreciation and current income.

Manager Commentary
A year ago on these pages, as the economy tumbled and the markets collapsed, the case was made that the worst was past and a recovery would come before the end of the year.  At the time it was difficult to know how the financial collapse was going to be contained and resolved, but as the year progressed, confidence began to return, and the financial markets began to recuperate.  By the end of the year it was becoming clear that the economy was also on the path to recovery, providing the fundamental underpinnings to a sustained market advance.

Asset allocation is the largest factor determining if the First Focus Balanced Fund will perform better or worse than its peer group.  An emphasis on stocks and corporate bonds allowed the Fund to consistently outperform the Lipper® Balanced Fund Index through the past year, finishing with a total return of 45.17% versus 31.57% for the Lipper Balanced Fund Index.  With regard to the Fund’s benchmark, the segment of the Fund allocated to stocks performed better than the S&P 500 Index’s return of 49.77%, while the segment of the Fund allocated to fixed income performed better than the Barclays Capital U.S. Government/Credit Index’s return of 7.51%. Consistency has been a hallmark of your First Focus Balanced Fund, earning the Fund a Five Star rating overall and Five Stars for last ten years from Morningstar®.1

As noted above the emphasis on stocks over bonds was the single largest contributor to excess returns this year.  Also generating a positive contribution to relative returns was an emphasis on corporate and Build America bonds in the fixed income segment of the Fund. In the equity segment of the Fund an emphasis on economically sensitive areas like manufacturing, industrial and material stocks all contributed to performance. A significant underweighting in financial stocks, particularly banks, which performed strongly during the year, was the most significant drag on returns.1

With each passing month the economy moves further down the path toward self-sustaining economic expansion.  While the economy and financial markets still face many vulnerabilities, the year ahead is looking better.

1 Disclosures

Portfolio composition is as of March 31, 2010 and is subject to change.

Lipper® Balanced Fund Index is an unmanaged index of thirty selected balanced funds.

Morningstar Inc. All Rights Reserved. The information, data, analysis and opinions contained herein (1) include the confidential and proprietary information of Morningstar, (2) may not be copied or redistributed, (3) do not constitute investment advice offered by Morningstar, (4) are provided solely for the informational purposes and therefore are not an offer to buy or sell a security, and (5) are not warranted to be correct, complete or accurate.  Except as otherwise required by law, Morningstar shall not be responsible for any trading decisions, damages or other losses resulting from, or related to, this information, data, analysis or opinions or their use.  For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within the scale and rated separately, which may cause slight variations in the distribution percentages).

FIRST FOCUS BALANCED FUND

Return of a $10,000 Investment as of March 31, 2010

Portfolio Composition as of March 31, 2010
% Based on Total Value of Investments
(Portfolio composition is subject to change)

Average Annual Total Return for the Year Ended March 31, 2010*
	1 Year	5 Year	10 Year
First Focus Balanced Fund	45.17%	4.96%	6.30%
Barclays Capital U.S.
Government/Credit Index	7.51%	5.17%	6.22%
S&P 500 Index	49.77%	1.92%	-0.65%
Composite Index	31.57%	3.54%	2.40%

Prospectus Expense Ratio (Gross/Net)†			1.55%/1.40%
Expense Ratio for the Year Ended
March 31, 2010 (Gross/Net)			1.53%/1.37%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.firstfocusfunds.com.

(†)The above expense ratios are from the Fund’s prospectus dated August 1, 2009. Net expense ratio is net of contractual waivers which are in effect from August 1, 2009 through July 31, 2010.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2000. Total return is based on net change in net asset value (“NAV”) assuming reinvestment of distributions. Returns shown include the reinvestment of all dividends and other distributions.

The Barclays Capital U.S. Government/Credit Index is the non-securitized component of the U.S. Aggregate Index and includes Treasuries (i.e, public obligations of the U.S. Treasury that have remaining maturities of more than one year), Government-Related issues (i.e, agency, sovereign, supranational, and local authority debt), and USD Corporates.

The S&P 500 Index is an index of 500 selected common stocks most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Composite Index is a combined index of 60% of the S&P 500 Index and 40% of the Barclays Capital U.S. Government/Credit Index. The Composite Index is intended to provide a single benchmark that more accurately reflects the composition of securities held by the Balanced Fund. The individual performance of each index that comprises the Composite Index is detailed in the chart above.

The above referenced indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

FIRST FOCUS CORE EQUITY FUND

Investment Objective
The First Focus Core Equity Fund seeks long-term capital appreciation.

Manager Commentary
For the year ended March 31, 2010, the First Focus Core Equity Fund had a total return of 44.10% compared to a total return of 49.77% for the S&P 500 Index and 53.56% for the Russell 1000® Value Index. We were pleased with the strong absolute return for the Fund during this period, after the challenging market in 2008. However, we were not satisfied with the Fund’s relative performance, which was adversely affected by modest cash holdings and your portfolio managers’ preference for more defensive, high-quality companies. As it turned out, many of the same portfolio strategies that enabled the Fund to significantly outperform during the bear market in 2008, caused it to lag relative to indexes during the past year.

After a tortuous decline during 2008 and the first two months of 2009, the U.S. equity markets rallied from the low on March 9, 2009 and sustained strong positive returns in each of the next four quarters. Investor sentiment shifted 180 degrees from extreme uncertainty at the end of 2008 when many feared that numerous large financial institutions were on the verge of collapse, to euphoria that the crisis had passed. Swift action by the U.S. Federal Reserve (the “Fed”) and the Bush and Obama administrations (along with similar actions taken by other countries) stabilized the credit environment and enabled the economy to begin recovering during the second half on 2009.

However, the recovery has not been evenly distributed. The developing countries such as China, India and Brazil have experienced strong economic growth, while the U.S., Europe, and Japan realized relatively modest growth compared to past economic recoveries.

The strongest S&P 500 Index sectors during the 12-month period ended March 31, 2009 were Financials, Industrials and Consumer Discretionary, which had gains of 82%, 72% and 69%, respectively. The Fund’s largest gains were in the same sectors. The weakest S&P 500 Index sectors during this period were Telecommunications, Utilities and Energy with total returns of 12%, 21% and 30%, respectively. This rally was also led by smaller-capitalization and lower-quality companies (e.g. companies with weaker financial positions, lower returns on equity and more cyclical earnings).1

The difference between your Fund’s return and that of the S&P 500 Index and the Russell 1000 Value Index can be explained primarily by three reasons. First, despite being relatively fully invested with average cash balances of 4.4% of total assets, the holding of cash reduced the Fund’s relative return by over 280 basis points (2.80 percentage points). Second, your portfolio managers underweighted the Fund’s allocation to Consumer Discretionary stocks and chose to hold primarily defensive consumer companies, due to our belief that U.S. consumer spending would recover slowly during 2009. However, despite restrained consumer spending, the more aggressive cyclical consumer stocks performed the best during this period, which caused the Fund to under-perform by over 100 basis points (1.00 percentage point). Finally, our stock selection in the Technology sector under-performed the S&P 500 Index’s Technology sector by over 125 basis points (1.25 percentage point). On the positive side, our security selections in Health Care, Industrials, Consumer Staples, and Energy outperformed their sector benchmarks and the sector allocation (excluding cash) was a positive contributor.1

The outlook for 2010 and beyond looks better than it did a year ago, but it will be largely influenced by government policies, which makes forecasting very uncertain. The Fed has kept short-term interest rates at near zero and had been a ready purchaser of mortgage-backed securities, which kept mortgage rates at historically low levels. The Fed will need to reverse these policies or risk the encouragement of new speculative bubbles and higher inflation in the future. The U.S. Federal Government has and is spending billions on various stimulus plans including “cash for clunkers” and home purchase tax credits. The federal deficit has ballooned to over $1.4 trillion and there is no clear plan to address future deficits, which will be exacerbated by the demographically-challenged federal health care and social security programs. In addition, the Bush tax cuts are set to expire in 2010, which will increase tax rates in the future. Finally, the U.S. consumer is facing more limited access to credit, the need to further delever (household debt as a percent of income is still nearly double the average of the last 20 years), and a significant loss of net worth just as the baby boomers are starting to retire. We think it is a good bet that the U.S. personal savings rate will remain high for the foreseeable future.

The good news is that much of the developing world is in relatively good financial shape. China, India, Brazil and a host of smaller developing countries are experiencing solid economic growth. In 2009, China succeeded the U.S. as the largest car market in the world and the BRIC countries (Brazil, Russia, India and China), in total, imported more goods than the U.S. This trend is not lost on U.S. corporations, which have been steadily expanding into foreign markets over the past ten years. In fact, revenues from foreign sources now represent over 45% of total revenues from the 500 companies in the Standard & Poor’s Index. The Fund owns many of these large global companies, which are well-positioned to succeed in a less U.S.-centric world.

1 Disclosures

Portfolio composition is as of March 31, 2010 and is subject to change.

FIRST FOCUS CORE EQUITY FUND

Return of a $10,000 Investment as of March 31, 2010

Portfolio Composition as of March 31, 2010
% Based on Total Value of Investments
(Portfolio composition is subject to change)

Average Annual Total Return for the Year Ended March 31, 2010*
	1 Year	5 Year	10 Year
First Focus Core Equity Fund	44.10%	2.89%	4.01%
S&P 500 Index	49.77%	1.92%	-0.65%
Russell 1000 Value Index	53.56%	1.05%	3.10%

Prospectus Expense Ratio (Gross/Net)†			1.43%/1.28%
Expense Ratio for the Year Ended
March 31, 2010 (Gross/Net)			1.34%/1.18%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.firstfocusfunds.com.

(†)The above expense ratios are from the Fund’s prospectus dated August 1, 2009. Net expense ratio is net of contractual waivers which are in effect from August 1, 2009 through July 31, 2010.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2000. Total return is based on net change in net asset value (“NAV”) assuming reinvestment of distributions. Returns shown include the reinvestment of all dividends and other distributions.

The S&P 500 Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book-value ratios and lower expected growth values.

The above referenced indices are unmangaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

FIRST FOCUS LARGE CAP GROWTH FUND

Investment Objective
The First Focus Large Cap Growth Fund seeks long-term capital appreciation.

Manager Commentary
For the year ended March 31, 2010, the First Focus Large Cap Growth Fund returned 46.40% versus the Russell 1000® Growth Index return of 49.75%. As has been the case in recent years, much angst accompanied these positive returns.

March 9, 2009 marked an inflection point whereby major indices rebounded from multi-year lows to advance over 50%. Enormous fiscal and monetary stimuli served to provide investors some short-term confidence that the economy will stabilize. Corporate profits, benefiting from cost reduction measures coupled with modest investor expectations, pleasantly surprised. In the end, this year positively concluded what proved to be an otherwise challenging decade for equity investors.

Generally speaking, those stocks and sectors that struggled most in the year prior performed best in this last year. Companies possessing the greatest amount of economic sensitivity bounced back the most as investors anticipated an economic rebound. Top performing sectors included the Information Technology, Financials and Consumer Discretionary sectors.

Once again, this past year illustrates the perils of allowing emotions to drive investment decisions. Many market participants capitulated in January and February of 2009 by selling their equity holdings as demonstrated by mutual fund outflows. They opted for cash, U.S. Treasuries, and other relatively safe instruments offering little risk of loss. As a result, these investors collectively missed one of the more historic stock market rallies.

Following two remarkable years in the equity markets, the year ahead promises to be equally intriguing. While it is unlikely that we will realize either the depths of the 2008 market or the inspiring returns of 2009, investors are facing a pivotal point in time.

The ability of the markets to climb the proverbial “wall of worry” will likely determine whether our current market rally will sustain.  During the year, the markets demonstrated an impressive level of resiliency to shrug off macro worries to post solid advances.  While the current backdrop is somewhat favorable for equities, continued resilience will be helpful to continue our current market rally.

Unlike the past several quarters, it is easier today to paint an attractive backdrop for markets.  The domestic economy is showing signs of sustenance with respect to growth.  Inflation remains tame while growth is returning.  The employment picture, while still bleak, is showing early signs of improvement.

Reported corporate profits continued to impress and most expect the strong reports to endure for the remainder of the year.  Against the backdrop of heightened investor expectations, we will be looking for companies to report respectable revenue growth in addition to attractive profits.

Corporate balance sheets also demonstrate strength.  According to the Wall Street Journal, undistributed corporate profits recently hit an all-time high of $527 billion.  This cash will likely be used to increase dividend payouts and for increased merger-and-acquisition activity.  Both actions are generally viewed as favorable to the equity markets.

While one can paint an optimistic equity picture, we are not suggesting that potential storm clouds do not exist.  Countries, including the U.S. and China, will be gradually removing some of the stimulative measures deployed to combat the 2008 financial crisis.  Domestically, the U.S. Federal Reserve has signaled that it will likely end its easing policy and could, depending on economic conditions, ultimately reverse this policy.

Continue to expect further sovereign debt scrutiny.  Several European countries, including Greece, Portugal, Spain, and Ireland are in difficult fiscal positions.  Many questions remain concerning how long the U.S. can continue to finance massive budget deficits.

Lastly, businesses of all sizes face increased regulation and likely tax increases from Washington D.C.  The cost of conducting business in the U.S. will likely rise over the next several years.  Several pieces of legislation are already proposed to increase the regulation authority of the federal government.  The recently passed health care legislation also promises to increase the cost of doing business.

Regardless of our current opinion on the economic climate, we continue to position the portfolio with companies able to build their earnings power regardless of the economic backdrop.  To the greatest extent possible, we invest in companies that are not dependent upon short-term economic vitality to grow their businesses.1

1 Disclosures

Portfolio composition is as of March 31, 2010 and is subject to change.

FIRST FOCUS LARGE CAP GROWTH FUND

Return of a $10,000 Investment as of March 31, 2010

Portfolio Composition as of March 31, 2010
% Based on Total Value of Investments
(Portfolio composition is subject to change)

Average Annual Total Return for the Year Ended March 31, 2010*
	1 Year	Since Inception†
First Focus Large Cap Growth Fund	46.40%	-4.48%
Russell 1000 Growth Index	49.75%	-3.87%

Prospectus Expense Ratio (Gross/Net)††		1.57%/1.37%
Expense Ratio for the Year Ended
March 31, 2010 (Gross/Net)		1.53%/1.22%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.firstfocusfunds.com.

(††)The above expense ratios are from the Fund’s prospectus dated August 1, 2009. Net expense ratio is net of contractual waivers which are in effect from August 1, 2009 through July 31, 2010.

(†) Since July 5, 2007. The First Focus Large Cap Growth Fund was initially offered on July 2, 2007, however, no shareholder activity occurred until July 5, 2007, which is the commencement of operations.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The line chart assumes an initial investment of $10,000 made on July 5, 2007. Total return is based on net change in net asset value (“NAV”) assuming reinvestment of distributions. Returns shown include the reinvestment of all dividends and other distributions.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book-values ratios and higher forecasted growth values.

The above referenced index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

FIRST FOCUS GROWTH OPPORTUNITIES FUND

Investment Objective
The First Focus Growth Opportunities Fund seeks long-term capital appreciation.

Manager Commentary
A year ago on these pages, as the economy tumbled and the markets collapsed, the case was made that the worst was past and a recovery would come before the end of the year.  At the time it was difficult to know how the financial collapse was going to be contained and resolved, but as the year progressed, confidence began to return, and the markets began to recuperate.  By the end of the year it was becoming clear that the economy was also on the path to recovery, providing the fundamental underpinnings to a sustained market advance.

The First Focus Growth Opportunities Fund was positioned too defensively during the first half of the past year, quickly falling behind its benchmark, the Russell Midcap® Growth Index.  As our confidence in an economic recovery grew, and we positioned the Fund in a more economically sensitive fashion, performance improved, and the First Focus Growth Opportunities Fund began outperforming the benchmark in the second half of the year.  For the year as a whole the Fund had a 56.25% return versus 63.00% for the Russell Midcap Growth Index.  The S&P 500 Index returned 49.77% for the year.  While the First Focus Growth Opportunities Fund finished near the middle of the pack for the past year, consistently strong relative performance over the years has earned the Fund a Five Star rating from Morningstar® for the last ten years.1

The First Focus Growth Opportunities Fund is managed with a focus on fundamental factors like sales and earnings that can support the current valuation of a company’s stock. We will continue to focus on reasonably valued companies with superior growth characteristics, with sound financial strength.1

With each passing month the economy moves further down the path toward self-sustaining economic expansion.  While the economy and financial markets still face many vulnerabilities, the year ahead is looking better.

1 Disclosures

Portfolio composition is as of March 31, 2010 and is subject to change.

Morningstar Inc. All Rights Reserved. The information, data, analysis and opinions contained herein (1) include the confidential and proprietary information of Morningstar, (2) may not be copied or redistributed, (3) do not constitute investment advice offered by Morningstar, (4) are provided solely for the informational purposes and therefore are not an offer to buy or sell a security, and (5) are not warranted to be correct, complete or accurate.  Except as otherwise required by law, Morningstar shall not be responsible for any trading decisions, damages or other losses resulting from, or related to, this information, data, analysis or opinions or their use.  For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within the scale and rated separately, which may cause slight variations in the distribution percentages).

FIRST FOCUS GROWTH OPPORTUNITIES FUND

Return of a $10,000 Investment as of March 31, 2010

Portfolio Composition as of March 31, 2010
% Based on Total Value of Investments
(Portfolio composition is subject to change)

Average Annual Total Return for the Year Ended March 31, 2010*
	1 Year	5 Year	10 Year
First Focus Growth
Growth Opportunities Fund	56.25%	4.28%	5.06%
Russell Midcap Growth Index	63.00%	4.27%	-1.69%
S&P 500 Index	49.77%	1.92%	-0.65%

Prospectus Expense Ratio (Gross/Net)†			1.48%/1.33%
Expense Ratio for the Year Ended
March 31, 2010 (Gross/Net)			1.35%/1.18%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.firstfocusfunds.com.

(†)The above expense ratios are from the Fund’s prospectus dated August 1, 2009. Net expense ratio is net of contractual waivers which are in effect from August 1, 2009 through July 31, 2010.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2000. Total return is based on net change in net asset value (“NAV”) assuming reinvestment of distributions. Returns shown include the reinvestment of all dividends and other distributions.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book-value ratios and higher forecasted growth values.

The Fund’s primary index is the Russell Midcap Growth Index, however to provide a broader market comparative we have also listed an additional index.

The S&P 500 Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The above referenced indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

FIRST FOCUS SMALL COMPANY FUND

Investment Objective
The First Focus Small Company Fund seeks long-term capital appreciation.

Manager Commentary
For the year ended March 31, 2010, the First Focus Small Company Fund returned 68.04%, versus 62.76% for the Russell 2000® Index and 65.07% for the Russell 2000® Value Index.

In 2008, investors were concerned about sub-prime loan issues, declining residential real estate prices, a failing banking system, falling corporate earnings and U.S. Government bailouts and rescue plans for financial services companies and the auto industry.  The strong returns witnessed over the last year were likely a result of investors assuming that the worst of the financial crisis has passed.

Taking a look at the source of returns over the last year in the small cap market, several trends emerged.  Generally, smaller capitalization companies outperformed larger capitalization companies, lower valuations (price-to-earnings ratio and price-to-book ratio) outperformed higher valuations, companies with higher price volatility (beta) outperformed companies with lower price volatility and companies with lower profitability (return on equity and return on assets) outperformed higher profitability companies.  The top three performing sectors in the Russell 2000 Index during the trailing twelve months were Consumer Discretionary (+99%), Materials (+97%) and Energy (+89%).  The three weakest performing sectors in the Russell 2000 Index during the last twelve months were Utilities (+28%), Financials (+47%) and Consumer Staples (+49%).

We are very pleased with the Fund’s performance in such a strong market over the last year.  Typically, a market favoring higher beta and lower profitability companies would not benefit our investment style.  However, we were able to overcome these trends through positive individual stock selection.  On an economic sector basis, the Fund outperformed in seven of the ten sectors that we track and our strongest outperformance was from companies in the Financials, Industrials and Energy sectors.1

As of March 31, 2010 the portfolio held shares of 64 companies diversified across the major sectors of the market.  Eleven new companies were introduced into the Fund in the past twelve months, eight positions were eliminated and three companies were acquired.1

While many economic statistics in the U.S. continue to look anemic on an absolute basis, their trends have changed for the better.  Unemployment, while still high at 9.7% at the end of March 2010, is down from a peak of 10.1% in late 2009.  U.S. housing starts appear to have bottomed and are slowly beginning to increase while the S&P/Case-Shiller Home Price Index is showing flat year-over-year home prices versus declines of nearly 20% year-over-year at the beginning of 2009.1

U.S. household net worth has been recovering the last three quarters ended in December 2009 after having bottomed in March 2009.  Retail sales have seen positive year-over-year increases beginning in November 2009 through February 2010.  Lastly, Gross Domestic Product (“GDP”) in the U.S. had finally broken into positive territory at the end of September 2009 and followed that up with a stronger positive reading in December of 2009.  While there certainly has been improvement in some economic indicators, many investors are debating whether the market has moved too far, too fast.

There are still several concerns that could derail the current stock market recovery.  Unemployment remains very high in some areas of the country.  The U.S. fiscal deficit has risen dramatically as the U.S. Government has propped up the economy via stimulus programs and bailouts.  Eventually, this spending will cease and the economy will have to support itself.  In addition, all the money being borrowed and/or printed by the U.S. Government has some investors worried about future inflation.  Lastly, there is some concern that the next shoe to drop in the U.S. will come from the commercial real estate market as loans in this segment turn sour.

Whatever path the economy takes going forward, we will continue to stay true to our investment philosophy and process.  Our approach to investing identifies quality companies that we believe are temporarily priced below their long-term intrinsic value.  Purchases are made primarily on the merits of each individual company, maintaining a diversified portfolio across the various economic sectors.  Over the long-term, we believe that our philosophy of owning higher quality businesses at reasonable prices will provide Fund shareholders an appropriate rate of return for the level of risk taken.1

1 Disclosures

Portfolio composition is as of March 31, 2010 and is subject to change.

The S&P/Case-Schiller Home Price Indices measures the residential housing market, tracking changes in the value of the residential real estate market in 20 metropolitan regions across the U.S.

FIRST FOCUS SMALL COMPANY FUND

Return of a $10,000 Investment as of March 31, 2010

Portfolio Composition as of March 31, 2010
% Based on Total Value of Investments
(Portfolio composition is subject to change)

Average Annual Total Return for the Year Ended March 31, 2010*
	1 Year	5 Year	10 Year
First Focus
Small Company Fund	68.04%	6.26%	9.24%
Russell 2000 Index	62.76%	3.36%	3.68%
Russell 2000 Value Index	65.07%	2.75%	8.90%

Prospectus Expense Ratio (Gross/Net)†			1.62%/1.47%
Expense Ratio for the Year Ended
March 31, 2010 (Gross/Net)			1.50%/1.34%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.firstfocusfunds.com.

(†)The above expense ratios are from the Fund’s prospectus dated August 1, 2009. Net expense ratio is net of contractual waivers which are in effect from August 1, 2009 through July 31, 2010.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The line chart assumes an initial investment of $10,000 made on March 31, 2000. Total return is based on net change in net asset value (“NAV”) assuming reinvestment of distributions. Returns shown include the reinvestment of all dividends and other distributions.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book-value ratios and lower forecasted growth values.

The above referenced indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

FIRST FOCUS INTERNATIONAL EQUITY FUND

Investment Objective
The First Focus International Equity Fund seeks long-term capital appreciation.

Manager Commentary
For the year ended March 31, 2010, the First Focus International Equity Fund returned 62.63% while the Fund’s benchmark, the MSCI EAFE Index, returned 55.20% (both in US Dollar terms).

International investment markets saw significant gains during the 12 months ended March 2010. Following the bear market lows in March 2009, investor sentiment improved dramatically over the course of the following months, driven at the outset by relief at the avoidance of a global depression. However, as 2009 progressed, the global economy began to emerge from recession and continued its recovery path into the initial months of 2010.

The portfolio was well positioned to take advantage of the recovery benefiting from an allocation to companies active in Emerging Markets, where a lack of indebtedness and better performance during the global financial crisis has filtered through into stronger equity returns. This inevitably boosted the relative return of the Fund against the benchmark MSCI EAFE Index as did the Fund’s underweight position in the Japanese market where performance lagged during 2009 with continued concerns over deflation in the economy setting it apart from the more general global economic recovery.1

In the final months of 2009, we looked to reduce the volatility of the Fund and re-positioned our sector and regional positions versus the MSCI EAFE Index. Our stock picking has firmly shifted towards companies with strong balance sheets, consistent earnings and good dividend growth. Some of the Fund’s current key positions include ENI, GlaxoSmithKline and RSA Insurance Group. All three stocks exhibit strong balance sheet characteristics with sustainable, strong dividend yields and high payout ratios. These are the type of companies we believe will reward investors in the current environment.1

It is our belief that the easy money has now been made and from here markets are likely to grind upwards. The economic recovery appears to be on a sustainable recovery path, with “double-dip” risks relatively minimal. Economic releases in recent months have been consistent with recovery and corporate profits in particular continue to be ahead of expectations. However, as we go through the next number of months, equity markets are likely to be vulnerable to a setback. To date we have been in a “sweet spot” where extremely low interest rates, attractive valuations and a recovery in economic growth and profits have been positive for risk assets. Perhaps paradoxically, the more assured the recovery becomes over the coming months, the higher the probability that central banks will start to tighten interest rates again. Therefore good or strong economic news may not necessarily translate into good news for the markets.

Nevertheless, we remain comfortable that the economic recovery will continue and expect the gradual move to the “new normal” world that is less exuberant than the world that entered the recession.  A subdued, though solid, economic recovery means that interest rates will not be raised aggressively.  In such an environment, we expect equity returns to be more moderate and furthermore that investors can expect these more moderate returns from equities to continue for a sustained period of time. The process of normalizing interest rate policy and removing the emergency liquidity measures will pan out over a number of years. In addition, the next few years will see a significant de-leveraging process as the developed world has to cope with too much debt. This in itself will moderate economic growth levels. In our view this has significant implications for the income component of equity returns. When the potential for capital appreciation is constrained and the expected level of equity returns modest, then the contribution that reinvested income makes to the total return achievable is at its highest. This has already fed through into our stock selection process.1

1 Disclosures

Portfolio composition is as of March 31, 2010 and is subject to change.

FIRST FOCUS INTERNATIONAL EQUITY FUND

Return of a $10,000 Investment as of March 31, 2010

Country Weightings as of March 31, 2010
% Based on Total Value of Investments
(Portfolio composition is subject to change)

Return of a $10,000 Investment for the Year Ended March 31, 2010*
	1 Year	5 Year	Since Inception†
First Focus International
Equity Fund	62.63%	3.82%	5.01%
MSCI EAFE Index	55.20%	4.23%	6.97%
Prospectus Expense Ratio (Gross/Net)††			1.90%/1.75%
Expense Ratio for Year Ended
March 31, 2010 (Gross/Net)			1.66%/1.45%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at www.firstfocusfunds.com.

(††)The above expense ratios are from the Fund’s prospectus dated August 1, 2009. Net expense ratio is net of contractual waivers which are in effect from August 1, 2009 through July 31, 2010.

(†) Commencement date is May 30, 2002.

(*) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The line chart assumes an initial investment of $10,000 made on May 30, 2002. Total return is based on net change in net asset value (“NAV”) assuming reinvestment of distributions. Returns shown include the reinvestment of all dividends and other distributions.

The Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, and the Far East.

The above referenced index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

(**) 9.5% of this category is comprised of Exchange Traded Funds which provide international equity exposure.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2010

 SHORT-INTERMEDIATE BOND FUND

Principal Amount	Security Description	Value

Non-U.S. Government Agency Asset-Backed
Securities - 17.8%
$ 706,252	AmeriCredit Automobile Receivables
	Trust (insured by FSA Assurance),
	5.64%, 09/06/13	$ 725,159
600,000	Banc of America Commercial Mortgage
	Inc., 7.38%, 09/15/32 (a)	602,268
541,066	Banc of America Commercial Mortgage
	Inc., 5.00%, 10/10/45	544,594
315,000	Bayview Financial Acquisition Trust,
	6.21%, 05/28/37 (a)	296,718
890,000	Bear Stearns Commercial Mortgage
	Securities, 5.53%, 09/11/41	942,467
512,999	Citimortgage Alternative Loan Trust,
	5.25%, 03/25/21	480,200
523,036	Countrywide Alternative Loan Trust,
	6.06%, 08/25/36 (a)	515,581
858,000	Countrywide Asset-Backed Certificates,
	1.50%, 05/25/37 (a)	42,472
443,991	Credit Suisse First Boston Mortgage
	Securities Corp., 5.00%, 08/25/20	410,869
775,000	First Union National Bank Commercial
	Mortgage, 7.80%, 10/15/32 (a) (e)	787,024
580,000	First Union National Bank Commercial
	Mortgage, 6.67%, 12/12/33	584,231
372,062	Home Equity Asset Trust,
	0.36%, 07/25/37 (a)	357,876
671,000	LB-UBS Commercial Mortgage Trust,
	6.37%, 12/15/28	700,886
850,000	LB-UBS Commercial Mortgage Trust,
	6.30%, 11/15/33	884,305
678,236	MASTR Asset Securitization Trust,
	5.25%, 11/25/35	618,778
600,200	Nationstar Home Equity Loan Trust
	REMIC, 0.31%, 06/25/37 (a)	582,403
405,088	Nomura Asset Acceptance Corp.,
	6.00%, 03/25/47 (a)	242,674
611,308	Preferred Term Securities XXIV Ltd.,
	0.56%, 03/22/37 (a) (e) (f)	372,898
533,913	Residential Accredit Loans Inc.,
	5.50%, 01/25/34	524,739
148,296	Residential Accredit Loans Inc.,
	6.00%, 10/25/34	136,756
471,947	Residential Accredit Loans Inc.,
	5.50%, 02/25/35	395,709
758,620	Residential Asset Mortgage Products Inc.
	(insured by AMBAC Assurance Corp.),
	4.02%, 03/25/33	590,350
390,821	Structured Asset Securities Corp.,
	5.50%, 07/25/33	390,826
467,927	Triad Auto Receivables Owner Trust
	(insured by AMBAC Assurance Corp.),
	5.31%, 05/13/13	486,438
542,000	Wells Fargo Home Equity Trust,
	0.39%, 07/25/36 (a)	479,157

	Total Non-U.S. Government Agency Asset-Backed
	Securities (cost $13,445,231)	12,695,378

Corporate Bonds - 39.6%
Consumer Discretionary - 1.6%
175,000	Stanford University, 3.63%, 05/01/14	181,818
505,000	Comcast Corp., 6.50%, 01/15/15	568,453
375,000	Mohawk Industries Inc.,
	6.88%, 01/15/16	387,188
		1,137,459
Consumer Staples - 3.1%
423,000	Bottling Group LLC, 4.63%, 11/15/12	454,126
448,000	Kellogg Co., 5.13%, 12/03/12	485,190
500,000	Kimberly-Clark Corp., 5.00%, 08/15/13	543,539
335,000	SUPERVALU Inc., 8.00%, 05/01/16	339,187
375,000	Wal-Mart Stores Inc., 5.00%, 04/05/12	402,214
		2,224,256
Energy - 3.0%
615,000	ConocoPhillips, 4.60%, 01/15/15	659,580
460,000	Enterprise Products Operating LLC,
	9.75%, 01/31/14	558,576
579,000	Occidental Petroleum Corp.,
	7.00%, 11/01/13	670,682
220,000	Transocean Inc., 1.50%, 12/15/37	214,774
		2,103,612
Financials - 19.4%
540,000	ACE INA Holdings Inc., 5.60%, 05/15/15	589,597
585,000	American Express Credit Corp.,
	7.30%, 08/20/13	656,612
450,000	American Honda Finance Corp.,
	2.64%, 06/29/11 (a) (e)	458,803
890,000	Bank of New York Mellon,
	6.38%, 04/01/12	969,594
600,000	Berkshire Hathaway Finance Corp.,
	5.00%, 08/15/13	655,247
615,000	Citigroup Inc., 6.50%, 08/19/13	662,977
720,000	General Electric Capital Corp.,
	0.52%, 09/15/14 (a)	684,336
620,000	Goldman Sachs Group Inc.,
	6.00%, 05/01/14	678,890

See accompanying notes to financial statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2010

SHORT-INTERMEDIATE BOND FUND (CONTINUED)

Principal Amount	Security Description	Value

$ 280,000	Hartford Financial Services Group Inc.,
	4.00%, 03/30/15	$ 277,386
610,000	JPMorgan Chase & Co.,
	5.75%, 01/02/13	662,015
525,000	KeyBank NA, 3.20%, 06/15/12	545,228
415,000	KeyBank NA, 5.80%, 07/01/14	424,438
410,000	Merrill Lynch & Co. Inc.,
	5.45%, 02/05/13	433,784
620,000	Metropolitan Life Global Funding I,
	5.13%, 04/10/13 (e)	665,630
655,000	Morgan Stanley, 4.75%, 04/01/14	668,805
250,000	National City Corp., 4.00%, 02/01/11	254,375
650,000	PNC Funding Corp., 0.45%, 01/31/14 (a)	624,347
615,000	Pricoa Global Funding I,
	5.45%, 06/11/14 (e)	659,945
950,000	Regions Bank, 3.25%, 12/09/11	985,337
570,000	Regions Financial Corp., 7.25%, 11/10/14	599,720
650,000	State Street Bank & Trust Co.,
	0.45%, 12/08/15 (a)	611,286
550,000	USB Capital IX, 6.19%
	(callable at 100 beginning 04/15/11) (b)	470,250
650,000	Wells Fargo Bank NA, 0.46%, 05/16/16 (a)	593,768
		13,832,370
Health Care - 0.8%
580,000	Medtronic Inc., 1.50%, 04/15/11	589,425

Industrials - 1.2%
475,000	Textron Inc., 6.20%, 03/15/15	503,103
350,000	United Technologies Corp.,
	6.10%, 05/15/12	382,768
		885,871
Information Technology - 3.6%
525,000	CA Inc., 6.13%,12/01/14 (e)	572,835
825,000	Cisco Systems Inc., 5.25%, 02/22/11	858,588
300,000	Hewlett-Packard Co., 2.00%, 02/24/11 (a)	304,740
250,000	Hewlett-Packard Co., 2.95%, 08/15/12	258,201
520,000	International Business Machines Corp.,
	6.50%, 10/15/13	596,883
		2,591,247
Materials - 2.8%
495,000	Dow Chemical Co., 7.60%, 05/15/14	565,088
335,000	Nalco Co., 8.25%, 05/15/17 (e)	355,938
480,000	Praxair Inc., 3.95%, 06/01/13	504,877
475,000	Rio Tinto Finance USA Ltd.,
	8.95%, 05/01/14	572,376
		1,998,279
Telecommunication Services - 0.9%
595,000	AT&T Inc., 7.30%, 11/15/11	650,384

Utilities - 3.2%
400,000	Dayton Power & Light Co.,
	5.13%, 10/01/13	432,356
416,000	PacifiCorp, 5.45%, 09/15/13	456,093
370,000	Public Service Co. of Colorado,
	7.88%, 10/01/12	423,687
575,000	South Carolina Electric & Gas Co.,
	6.70%, 02/01/11	602,221
380,000	Wisconsin Energy Corp., 6.50%, 04/01/11	400,635
		2,314,992

	Total Corporate Bonds (cost $27,133,661)	28,327,895

Government And Agency Obligations - 37.9%
GOVERNMENT SECURITIES - 31.7%
Federal Home Loan Bank - 5.9%
1,700,000	Federal Home Loan Bank,
	4.88%, 05/14/10 (g)	1,709,379
1,600,000	Federal Home Loan Bank,
	3.50%, 07/16/10 (g)	1,615,384
830,000	Federal Home Loan Bank,
	4.50%, 09/16/13 (g)	897,521
		4,222,284
Federal Home Loan Mortgage Corp. - 3.7%
1,500,000	Federal Home Loan Mortgage Corp.,
	6.88%, 09/15/10 (g)	1,546,227
1,000,000	Federal Home Loan Mortgage Corp.,
	4.50%, 07/15/13 (g)	1,081,449
		2,627,676
Municipals - 1.3%
205,000	Lincoln Nebraska Tax Allocation,
	Perot Systems Redevelopment Project,
	3.25%, 11/01/12	208,237
165,000	Lincoln Nebraska Tax Allocation,
	Perot Systems Redevelopment Project,
	4.25%, 11/01/14	166,607
550,000	Nebraska Public Power District, Revenue,
	Series B, 4.14%, 01/01/13	582,005
		956,849
Treasury Inflation Index Securities - 2.9%
964,128	U.S. Treasury Inflation Indexed Note,
	3.00%, 07/15/12 (d)	1,038,547
1,021,329	U.S. Treasury Inflation Indexed Note,
	1.63%, 01/15/15 (d)	1,066,970
		2,105,517
U.S. Treasury Securities - 17.9%
3,800,000	U.S. Treasury Bill, 0.14%, 06/24/10	3,798,803
7,215,000	U.S. Treasury Note, 1.75%, 11/15/11	7,323,788

See accompanying notes to financial statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2010

SHORT-INTERMEDIATE BOND FUND (CONTINUED)

Shares or
Principal Amount	Security Description	Value

$ 1,600,000	U.S. Treasury Note, 2.75%, 10/31/13	$ 1,646,374
		12,768,965

U.S. GOVERNMENT AGENCY MORTGAGE
BACKED SECURITIES - 6.2%
Federal Home Loan Mortgage Corp. - 2.2%
1,532,300	Federal Home Loan Mortgage Corp.
	REMIC, 4.50%, 12/15/17	1,593,973

Federal National Mortgage Association - 4.0%
1,256,456	Federal National Mortgage Association
	REMIC, 4.00%, 09/25/10	1,266,394
1,515,227	Federal National Mortgage Association
	REMIC, 5.50%, 11/25/34	1,587,419
		2,853,813

	Total Government and Agency
	Obligations (cost $26,724,674)	27,129,077

Investment Companies - 3.9%
Mutual Funds - 3.9%
88,140	Federated Institutional High-Yield Bond
	Fund	854,955
1,942,630	Goldman Sachs Financial Square Funds,
	Treasury Obligations Fund, 0.04% (c)	1,942,630

	Total Investment Companies (cost $2,692,630)	2,797,585

	Total Investments - 99.2% (cost $69,996,196)	70,949,935
	Other assets in excess of liabilities - 0.8%	553,153
	NET ASSETS - 100%	$ 71,503,088

(a)	Variable rate security. The rate reflected is the rate in
	effect at March 31, 2010.
(b)	Perpetual maturity security. Interest rate is fixed until
	the first call date and variable thereafter.
(c)	Dividend yield changes daily to reflect current market
	conditions. Rate was the quoted yield as of
	March 31, 2010.
(d)	U.S. Treasury inflation indexed note, par amount
	adjusted for inflation.
(e)	Security is exempt from registration under Rule144A of
	the Securities Act of 1933. The security may be resold
	in transactions exempt from registration, normally to
	qualified buyers. This security has been deemed liquid
	by the Fund’s investment adviser based on procedures
	approved by the Board of Directors (the “Board”).
(f)	Security fair valued in good faith in accordance with
	the procedures established by the Board. Good faith fair
	valued securities may be classified as Level 2 or Level 3
	for Financial Accounting Standards Board (“FASB”)
	Accounting Standards Codification (“ASC”) Topic 820
	“Fair Value Measurements and Disclosures” based on
	the applicable valuation inputs. See Security Valuation
	under Significant Accounting Policies in the Notes
	to the Financial Statements.
(g)	This security is a direct debt of the agency and not
	collateralized by mortgages.

REMIC	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2010

INCOME FUND

Principal Amount	Security Description	Value

Non-U.S. Government Agency Asset-Backed
Securities - 25.3%
$ 1,348,000	Banc of America Commercial Mortgage
	Inc. REMIC, 5.18%, 09/10/47 (a)	$ 1,403,092
578,650	Bear Stearns Asset Backed Securities Trust,
	5.00%, 10/25/33	525,001
1,000,000	Bear Stearns Commercial Mortgage
	Securities, 5.53%, 09/11/41	1,058,952
845,489	Citigroup Mortgage Loan Trust Inc.,
	6.50%, 07/25/34	764,111
512,999	Citimortgage Alternative Loan Trust,
	5.25%, 03/25/21	480,200
523,036	Countrywide Alternative Loan Trust,
	6.06%, 08/25/36 (a)	515,581
1,075,000	Countrywide Asset-Backed Certificates,
	1.50%, 05/25/37 (a)	53,214
443,991	Credit Suisse First Boston Mortgage
	Securities Corp., 5.00%, 08/25/20	410,869
456,172	Credit Suisse First Boston Mortgage
	Securities Corp., 5.75%, 04/25/33	444,268
900,000	First Union National Bank Commercial
	Mortgage, 7.80%, 10/15/32 (a) (e)	913,963
635,000	First Union National Bank Commercial
	Mortgage, 6.67%, 12/12/33	639,632
325,867	Home Equity Asset Trust,
	0.36%, 07/25/37 (a)	313,442
925,000	LB-UBS Commercial Mortgage Trust,
	6.37%, 12/15/28	966,199
1,234,000	LB-UBS Commercial Mortgage Trust,
	6.30%, 11/15/33	1,283,803
626,064	MASTR Asset Securitization Trust,
	5.25%, 11/25/35	571,180
438,845	Nomura Asset Acceptance Corp.,
	6.00%, 03/25/47 (a)	262,897
957,163	Preferred Term Securities XXI Ltd.,
	5.71%, 03/22/38 (a) (e) (f)	67,001
630,562	Preferred Term Securities XXIV Ltd.,
	0.56%, 03/22/37 (a) (e) (f)	384,643
558,734	Residential Accredit Loans Inc.,
	5.50%, 01/25/34	549,133
732,326	Residential Accredit Loans Inc.,
	6.00%, 10/25/34	675,342
317,922	Residential Accredit Loans Inc.,
	5.50%, 02/25/35	266,565
974,434	Residential Asset Mortgage Products Inc.
	(insured by AMBAC Assurance Corp.),
	4.02%, 03/25/33	758,294
429,473	Structured Asset Securities Corp.,
	5.50%, 07/25/33	429,479
745,390	Structured Asset Securities Corp.,
	(insured by MBIA Assurance Corp.),
	5.30%, 09/25/33	708,177
467,927	Triad Auto Receivables Owner Trust
	(insured by AMBAC Assurance Corp.),
	5.31%, 05/13/13	486,438
325,000	Wells Fargo Home Equity Trust,
	0.39%, 07/25/36 (a)	287,317

	Total Non-U.S. Government Agency Asset-Backed
	Securities (cost $16,936,512)	15,218,793

Corporate Bonds - 28.9%
Consumer Discretionary - 1.7%
325,000	Stanford University, 3.63%, 05/01/14	337,662
310,000	Comcast Corp., 6.50%, 01/15/17	344,630
325,000	Mohawk Industries Inc.,
	6.88%, 01/15/16	335,563
		1,017,855
Consumer Staples - 1.5%
320,000	Kimberly-Clark Corp., 6.13%, 08/01/17	360,551
285,000	PepsiCo Inc., 7.90%, 11/01/18	352,988
165,000	SUPERVALU Inc., 8.00%, 05/01/16	167,062
		880,601
Energy - 1.2%
335,000	Enterprise Products Operating LLC,
	6.30%, 09/15/17	367,992
300,000	Tosco Corp., 8.13%, 02/15/30	377,444
		745,436
Financials - 15.4%
605,000	American Express Co.,
	6.80%, 09/01/66 (a)	589,875
350,000	American Honda Finance Corp.,
	2.64%, 06/29/11 (a) (e)	356,847
325,000	Chubb Corp., 6.80%, 11/15/31	362,140
350,000	Citigroup Inc., 6.50%, 08/19/13	377,304
420,000	General Electric Capital Corp.,
	0.45%, 01/08/16 (a)	384,946
335,000	Goldman Sachs Capital I, 6.35%, 02/15/34	309,324
365,000	Goldman Sachs Group Inc.,
	6.25%, 09/01/17	392,524
150,000	Hartford Financial Services Group Inc.,
	4.00%, 03/30/15	148,600
800,000	John Deere Capital Corp.,
	2.88%, 06/19/12	827,750
360,000	JPMorgan Chase Capital XXV,
	6.80%, 10/01/37	358,353
525,000	KeyBank NA, 3.20%, 06/15/12	545,228
285,000	KeyBank NA, 5.80%, 07/01/14	291,481

See accompanying notes to financial statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2010

INCOME FUND (CONTINUED)

Principal Amount	Security Description	Value

$ 365,000	Merrill Lynch & Co. Inc.,
	5.00%, 01/15/15	$ 373,347
425,000	Metropolitan Life Global Funding I,
	5.13%, 04/10/13 (e)	456,279
350,000	Morgan Stanley, 4.75%, 04/01/14	357,377
375,000	PNC Funding Corp., 0.45%, 01/31/14 (a)	360,200
330,000	Prudential Financial Inc., 7.38%, 06/15/19	378,440
350,000	Regions Bank, 3.25%, 12/09/11	363,019
300,000	Regions Financial Corp., 7.25%, 11/10/14	315,642
375,000	State Street Bank & Trust Co.,
	0.45%, 12/08/15 (a)	352,665
453,000	UBS Preferred Funding Trust V, 6.24%
	(callable at 100 beginning 05/15/16) (b)	407,700
675,000	USB Capital IX, 6.19%
	(callable at 100 beginning 04/15/11) (b)	577,125
350,000	Wachovia Bank NA, 6.60%, 01/15/38	360,105
		9,246,271
Industrials - 1.6%
675,000	Pitney Bowes Inc., 5.25%, 01/15/37	699,099
275,000	Textron Inc., 6.20%, 03/15/15	291,270
		990,369
Information Technology - 1.7%
320,000	CA Inc., 6.13%,12/01/14 (e)	349,156
300,000	Electronic Data Systems Corp.,
	6.00%, 08/01/13	335,585
300,000	International Business Machines Corp.,
	7.00%, 10/30/25	353,218
		1,037,959
Materials - 2.1%
305,000	Dow Chemical Co., 8.55%, 05/15/19	368,971
290,000	Martin Marietta Materials Inc.,
	6.60%, 04/15/18	308,920
165,000	Nalco Co., 8.25%, 05/15/17 (e)	175,313
325,000	Rio Tinto Finance USA Ltd.,
	8.95%, 05/01/14	391,626
		1,244,830
Telecommunication Services - 0.6%
355,000	AT&T Inc., 5.50%, 02/01/18	376,885

Utilities - 3.1%
315,000	Alabama Power Co., 5.50%, 10/15/17	338,387
400,000	Dayton Power & Light Co.,
	5.13%, 10/01/13	432,356
590,000	Laclede Gas Co., 6.50%, 11/15/10	605,870
80,000	Laclede Gas Co., 6.50%, 10/15/12	87,733
350,000	PacifiCorp, 5.50%, 01/15/19	374,254
		1,838,600

	Total Corporate Bonds (cost $16,755,098)	17,378,806

Government And Agency Obligations - 41.8%
GOVERNMENT SECURITIES - 16.3%
Federal Home Loan Mortgage Corp. - 0.1%
50,000	Federal Home Loan Mortgage Corp.,
	1.63%, 04/26/11 (g)	50,540

Federal National Mortgage Association - 1.8%
650,000	Federal National Mortgage Association,
	5.00%, 02/16/12 (g)	696,136
350,000	Federal National Mortgage Association,
	5.38%, 06/12/17 (g)	387,562
		1,083,698
Municipals - 1.9%
335,000	Nebraska Public Power District, Series B,
	RB, 4.85%, 01/01/14	353,214
215,000	State of Connecticut, Public Improvements,
	4.95%, 12/01/20	217,795
215,000	State of Connecticut, Public Improvements,
	5.63%, 12/01/29	219,741
350,000	University of Nebraska, Series B, RB,
	5.70%, 07/01/29	338,891
		1,129,641
Treasury Inflation Index Securities - 3.1%
1,138,055	U.S. Treasury Inflation Indexed Note,
	2.00%, 07/15/14 (d)	1,210,694
635,834	U.S. Treasury Inflation Indexed Note,
	2.13%, 01/15/19 (d)	669,762
		1,880,456
U.S. Treasury Securities - 9.4%
2,725,000	U.S. Treasury Bond, 4.38%, 11/15/39	2,576,828
3,065,000	U.S. Treasury Note, 2.63%, 12/31/14	3,087,031
		5,663,859

U.S. GOVERNMENT AGENCY MORTGAGE
BACKED SECURITIES - 25.5%
Federal Home Loan Mortgage Corp. - 16.6%
890,000	Federal Home Loan Mortgage Corp.,
	5.50%, 08/15/29	926,490
2,160,000	Federal Home Loan Mortgage Corp.
	REMIC, 4.00%, 01/15/17	2,248,871
1,090,000	Federal Home Loan Mortgage Corp.
	REMIC, 4.50%, 04/15/19	1,151,277
1,244,000	Federal Home Loan Mortgage Corp.
	REMIC, 4.50%, 06/15/21	1,278,310
2,040,000	Federal Home Loan Mortgage Corp.
	REMIC, 5.00%, 04/15/28	2,155,638
2,030,000	Federal Home Loan Mortgage Corp.
	REMIC, 5.00%, 02/15/29	2,154,789
		9,915,375

See accompanying notes to financial statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2010

INCOME FUND (CONCLUDED)

Shares or
Principal Amount	Security Description	Value

Federal National Mortgage Association - 8.9%
$ 575,255	Federal National Mortgage Association,
	5.50%, 11/01/16	$ 619,551
146,380	Federal National Mortgage Association,
	4.50%, 12/01/18	154,112
969,609	Federal National Mortgage Association,
	7.50%, 08/01/22	1,098,483
292,168	Federal National Mortgage Association,
	5.00%, 08/01/34	302,637
433,962	Federal National Mortgage Association,
	5.50%, 08/01/37	458,107
1,315,000	Federal National Mortgage Association
	REMIC, 4.00%, 02/25/19	1,352,840
654,014	Federal National Mortgage Association
	REMIC, 5.00%, 07/25/19	656,596
703,466	Federal National Mortgage Association
	REMIC, 5.50%, 12/25/32	732,464
		5,374,790
	Total Government and Agency
	Obligations (cost $23,899,328)	25,098,359

Investment Companies - 3.3%
Mutual Funds - 3.3%
88,140	Federated Institutional High-Yield Bond
	Fund	854,955
1,138,899	Goldman Sachs Financial Square Funds,
	Treasury Obligations Fund, 0.04% (c)	1,138,899

	Total Investment Companies (cost $1,888,899)	1,993,854

	Total Investments - 99.3% (Cost $59,479,837)	59,689,812
	Other assets in excess of liabilities - 0.7%	408,297
	NET ASSETS - 100%	$ 60,098,109

(a)	Variable rate security. The rate reflected is the rate in
	effect at March 31, 2010.
(b)	Perpetual maturity security. Interest rate is fixed until
	the first call date and variable thereafter.
(c)	Dividend yield changes daily to reflect current market
	conditions. Rate was the quoted yield as of
	March 31, 2010.
(d)	U.S. Treasury inflation indexed note, par amount
	adjusted for inflation.
(e)	Security is exempt from registration under Rule144A of
	the Securities Act of 1933. The security may be resold
	in transactions exempt from registration, normally to
	qualified buyers. This security has been deemed liquid
	by the Fund’s investment adviser based on procedures
	approved by the Board.
(f)	Security fair valued in good faith in accordance with
	the procedures established by the Board. Good faith fair
	valued securities may be classified as Level 2 or Level 3
	for FASB ASC Topic 820 “Fair Value
	Measurements and Disclosures” based on the applicable
	valuation inputs. See Security Valuation under
	Significant Accounting Policies in the Notes to the
	Financial Statements.
(g)	This security is a direct debt of the agency and not
	collateralized by mortgages.

MBIA	Municipal Bond Investors Assurance
RB	Revenue Bond
REMIC	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2010

BALANCED FUND

Shares	Security Description	Value

Common Stocks - 69.4%
Consumer Discretionary - 9.9%
10,000	Aeropostale Inc. (a)	$ 288,300
5,000	BorgWarner Inc. (a)	190,900
20,000	Chico’s FAS Inc.	288,400
2,000	Chipotle Mexican Grill Inc. - Class A (a)	225,340
17,000	Comcast Corp. - Class A	319,940
6,000	DeVry Inc.	391,200
7,000	GameStop Corp. - Class A (a)	153,370
5,000	Guess? Inc.	234,900
4,500	McDonald’s Corp.	300,240
3,500	NetFlix Inc. (a)	258,090
10,000	Tempur-Pedic International Inc. (a)	301,600
		2,952,280
Consumer Staples - 6.3%
7,500	Avon Products Inc.	254,025
4,000	Church & Dwight Co. Inc.	267,800
4,000	Colgate-Palmolive Co.	341,040
10,000	Flowers Foods Inc.	247,400
6,000	Herbalife Ltd.	276,720
7,000	Kraft Foods Inc. - Class A	211,680
4,300	Ralcorp Holdings Inc. (a)	291,454
		1,890,119
Energy - 5.7%
3,000	Apache Corp.	304,500
3,500	Noble Energy Inc.	255,500
3,600	Occidental Petroleum Corp.	304,344
6,000	Peabody Energy Corp.	274,200
10,000	Southern Union Co.	253,700
14,000	Williams Cos. Inc.	323,400
		1,715,644
Financials - 6.3%
6,000	ACE Ltd.	313,800
3,000	Affiliated Managers Group Inc. (a)	237,000
5,000	AFLAC Inc.	271,450
6,000	Credit Acceptance Corp. (a)	247,440
3,500	Everest Re Group Ltd.	283,255
7,000	HCC Insurance Holdings Inc.	193,200
6,000	Stifel Financial Corp. (a)	322,500
		1,868,645
Health Care - 10.1%
6,000	Abbott Laboratories	316,080
4,500	Biogen Idec Inc. (a)	258,120
5,000	Catalyst Health Solutions Inc. (a)	206,900
3,000	Cerner Corp. (a)	255,180
4,500	Hospira Inc. (a)	254,925
4,000	Johnson & Johnson	260,800
3,000	Medco Health Solutions Inc. (a)	193,680
12,000	PSS World Medical Inc. (a)	282,120
5,000	Stryker Corp.	286,100
4,000	Thermo Fisher Scientific Inc. (a)	205,760
7,000	Valeant Pharmaceutical International (a)	300,370
5,000	West Pharmaceutical Services Inc.	209,750
		3,029,785
Industrials - 8.3%
3,000	3M Co.	250,710
7,500	AGCO Corp. (a)	269,025
4,000	Alliant Techsystems Inc. (a)	325,200
6,000	Joy Global Inc.	339,600
3,000	L-3 Communications Holdings Inc.	274,890
3,000	Norfolk Southern Corp.	167,670
8,000	Pall Corp.	323,920
15,000	Quanta Services Inc. (a)	287,400
4,000	Roper Industries Inc.	231,360
		2,469,775
Information Technology - 15.8%
8,000	Adobe Systems Inc. (a)	282,960
10,000	Akamai Technologies Inc. (a)	314,100
10,000	Cisco Systems Inc. (a)	260,300
5,000	Citrix Systems Inc. (a)	237,350
6,500	Cognizant Technology Solutions Corp. (a)	331,370
10,000	Comtech Telecommunications Corp. (a)	319,900
10,000	Diodes Inc. (a)	224,000
3,000	Equinix Inc. (a)	292,020
3,000	Factset Research Systems Inc.	220,110
5,000	Fiserv Inc. (a)	253,800
5,500	Hewlett-Packard Co.	292,325
14,000	Intel Corp.	311,640
700	MasterCard Inc.	177,800
12,000	SRA International Inc. - Class A (a)	249,480
17,000	Symantec Corp. (a)	287,640
10,000	Tessera Technologies Inc. (a)	202,800
10,000	Texas Instruments Inc.	244,700
20,000	Zoran Corp. (a)	215,200
		4,717,495
Materials - 4.3%
3,000	Agrium Inc.	211,890
15,000	Calgon Carbon Corp. (a)	256,800
2,000	Potash Corp. of Saskatchewan Inc.	238,700
3,200	Praxair Inc.	265,600
6,000	Sigma-Aldrich Corp.	321,960
		1,294,950
Telecommunication Services - 0.8%
11,000	Partner Communications Co. Ltd. - ADR	248,490

Utilities - 1.9%
15,000	MDU Resources Group Inc.	323,700

See accompanying notes to financial statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2010

BALANCED FUND (CONCLUDED)

Shares or
Principal Amount	Security Description	Value

5,400	PG&E Corp.	$ 229,068
		552,768

	Total Common Stocks (cost $15,267,738)	20,739,951

Corporate Bonds - 18.4%
Consumer Discretionary - 1.8%
$ 500,000	Home Depot Inc., 5.40%, 03/01/16	540,299

Financials - 15.8%
400,000	American Express Credit Co.,
	5.88%, 05/02/13	433,292
600,000	American General Finance Corp.,
	6.90%, 12/15/17	525,545
500,000	Bank of America NA, 6.00%, 06/15/16	522,594
500,000	Commonwealth Bank of Australia,
	5.00%, 04/13/20 (c)	500,000
500,000	Harley-Davidson Funding Corp.,
	6.80%, 06/15/18 (c)	499,220
400,000	International Lease Finance Corp.,
	6.38%, 03/25/13	390,902
500,000	KeyCorp, 6.50%, 05/14/13	533,955
500,000	Regions Bank, 7.50%, 05/15/18	496,068
300,000	Vornado Realty Trust, 4.25%, 04/01/15	297,724
500,000	Wachovia Corp., 5.25%, 08/01/14	525,194
		4,724,494
Industrials - 0.8%
250,000	Masco Corp., 7.13%, 03/15/20	252,545

	Total Corporate Bonds (cost $5,384,525)	5,517,338

Government And Agency Obligations - 11.1%
GOVERNMENT SECURITIES - 11.1%
Municipals - 11.1%
250,000	Aurora Illinois, Series A, GO,
	4.25%, 12/30/17	247,948
190,000	Denver City & County Board of Water
	Commission, Water Revenue Series A,
	5.00%, 12/15/19	187,357
325,000	Douglas County School District Nevada,
	Series A, Public School Fund - Guaranteed,
	5.09%, 04/01/20	323,590
100,000	Florida State Board of Education, Lottery
	Revenue, 5.19%, 07/01/19	101,216
265,000	Hamden Connecticut, Series B, GO,
	5.38%, 08/15/22	262,008
195,000	Kansas Development Finance Authority,
	Kansas Project Revenue, Series N,
	5.20%, 11/01/19	190,915
300,000	Metro Wastewater Reclamation District,
	Sewer Revenue, Series B,
	5.02%, 04/01/20	301,596
200,000	New Orleans, Louisiana, Public
	Improvements, Series A,
	7.20%, 12/01/19	202,966
205,000	Northern Illinois Municipal Power Agency,
	Power Project Revenue, 5.69%, 01/01/17	206,806
200,000	Parker Colorado, Series A, COP
	5.30%, 11/01/18	198,976
200,000	Reeves County Texas, Correctional Facilities,
	7.40%, 12/01/17	196,124
200,000	Santa Monica Community College District,
	Series A, 5.73%, 08/01/24	198,394
350,000	State of California, University Revenue
	Bonds, 5.45%, 11/01/22	346,777
250,000	State of Colorado, COP,
	5.42%, 09/15/20	247,778
100,000	Vista Community Development Commission
	California, 7.61%, 09/01/21	98,855

	Total Government and Agency
	Obligations (cost $3,328,934)	3,311,306

Investment Company - 2.5%
Mutual Fund - 2.5%
760,989	Goldman Sachs Financial Square Funds,
	Treasury Obligations Fund, 0.04% (b)	760,989

	Total Investment Company (cost $760,989)	760,989

	Total Investments - 101.4% (Cost $24,742,186)	30,329,584
	Liabilities in excess of other assets - (1.4%)	(431,463)
	NET ASSETS - 100%	$ 29,898,121

(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market
	conditions. Rate was the quoted yield as of
	March 31, 2010.
(c)	Security is exempt from registration under Rule144A of
	the Securities Act of 1933. The security may be resold
	in transactions exempt from registration, normally to
	qualified buyers. This security has been deemed liquid
	by the Fund’s investment adviser based on procedures
	approved by the Board.

ADR	American Depositary Receipt
COP	Certificate of Participation
GO	General Obligation

See accompanying notes to financial statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2010

CORE EQUITY FUND

Shares	Security Description	Value

Common Stocks - 94.8%
Consumer Discretionary - 6.7%
131,100	Comcast Corp. - Class A	$ 2,467,302
52,300	Home Depot Inc.	1,691,905
50,900	McGraw-Hill Cos. Inc.	1,814,585
29,000	Mohawk Industries Inc. (a)	1,577,020
		7,550,812
Consumer Staples - 12.3%
56,600	HJ Heinz Co.	2,581,526
34,800	Kimberly-Clark Corp.	2,188,224
52,100	PepsiCo Inc.	3,446,936
43,100	Procter & Gamble Co.	2,726,937
74,100	Walgreen Co.	2,748,369
		13,691,992
Energy - 12.3%
31,300	Anadarko Petroleum Corp.	2,279,579
15,975	Apache Corp.	1,621,463
46,075	Chevron Corp.	3,493,867
49,900	Exxon Mobil Corp.	3,342,302
27,975	Peabody Energy Corp.	1,278,457
19,500	Transocean Ltd. (a)	1,684,410
		13,700,078
Financials - 15.1%
35,200	AFLAC Inc.	1,911,008
44,100	BB&T Corp.	1,428,399
28,500	Chubb Corp.	1,477,725
10,000	Goldman Sachs Group Inc.	1,706,300
66,800	JPMorgan Chase & Co.	2,989,300
44,100	MetLife Inc.	1,911,294
47,200	Prudential Financial Inc.	2,855,600
57,900	State Street Corp.	2,613,606
		16,893,232
Health Care - 11.8%
82,700	Abbott Laboratories	4,356,636
31,900	Amgen Inc. (a)	1,906,344
75,600	Medtronic Inc.	3,404,268
37,200	Thermo Fisher Scientific Inc. (a)	1,913,568
48,800	UnitedHealth Group Inc.	1,594,296
		13,175,112
Industrials - 11.8%
47,700	3M Co.	3,986,289
76,300	Emerson Electric Co.	3,840,942
194,600	General Electric Co.	3,541,720
40,000	Jacobs Engineering Group Inc. (a)	1,807,600
		13,176,551
Information Technology - 19.0%
28,200	Adobe Systems Inc. (a)	997,433
128,500	Applied Materials Inc.	1,732,180
74,800	Avnet Inc. (a)	2,244,000
94,850	Cisco Systems Inc. (a)	2,468,946
35,800	Fiserv Inc. (a)	1,817,208
41,750	Hewlett-Packard Co.	2,219,013
17,825	International Business Machines Corp.	2,286,056
107,900	Microsoft Corp.	3,158,233
88,550	Texas Instruments Inc.	2,166,819
125,700	Western Union Co.	2,131,872
		21,221,760
Materials - 3.9%
35,500	Air Products & Chemicals Inc.	2,625,225
14,500	Potash Corp. of Saskatchewan Inc.	1,730,575
		4,355,800
Utilities - 1.9%
63,200	Southern Co.	2,095,712

	Total Common Stocks (cost $83,139,206)	105,861,049

Investment Companies - 5.1%
Mutual Funds - 5.1%
1,234,309	Federated Trust U.S. Treasury
	Obligations Fund, 0.00% (b)	1,234,309
4,493,917	Goldman Sachs Financial Square Funds,
	Treasury Obligations Fund, 0.04% (b)	4,493,917

	Total Investment Companies (cost $5,728,226)	5,728,226

	Total Investments - 99.9% (Cost $88,867,432)	111,589,275
	Other assets in excess of liabilities - 0.1%	140,681
	NET ASSETS - 100%	$111,729,956

(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market
	conditions. Rate was the quoted yield as of
	March 31, 2010.

See accompanying notes to financial statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2010

LARGE CAP GROWTH FUND

Shares	Security Description	Value

Common Stocks - 97.5%
Consumer Discretionary - 13.9%
61,000	Family Dollar Stores Inc.	$ 2,233,210
106,000	Staples Inc.	2,479,340
162,400	Starbucks Corp.	3,941,448
50,325	Target Corp.	2,647,095
		11,301,093
Consumer Staples - 13.6%
23,600	Colgate-Palmolive Co.	2,012,136
29,735	General Mills Inc.	2,104,941
39,650	PepsiCo Inc.	2,623,244
87,900	Safeway Inc.	2,185,194
58,100	Whole Foods Market Inc. (a)	2,100,315
		11,025,830
Energy - 7.9%
42,000	Kinder Morgan Management LLC (a)	2,462,040
40,100	Schlumberger Ltd.	2,544,746
43,600	Suncor Energy Inc.	1,418,744
		6,425,530
Financials - 3.0%
129,625	Charles Schwab Corp.	2,422,692

Health Care - 9.6%
38,575	Johnson & Johnson	2,515,090
25,100	Medtronic Inc.	1,130,253
57,185	Roche Holding AG - ADR	2,317,136
57,185	UnitedHealth Group Inc.	1,868,234
		7,830,713
Industrials - 10.5%
32,785	3M Co.	2,739,842
21,300	FedEx Corp.	1,989,420
49,550	Illinois Tool Works Inc.	2,346,688
44,225	Koninklijke Philips Electronics NV - NYS	1,416,085
		8,492,035
Information Technology - 32.7%
60,225	Adobe Systems Inc. (a)	2,130,158
150,200	Cisco Systems Inc. (a)	3,909,706
117,420	Dell Inc. (a)	1,762,474
47,275	Fiserv Inc. (a)	2,399,679
47,725	Hewlett-Packard Co.	2,536,584
94,500	Intel Corp.	2,103,570
64,800	Linear Technology Corp.	1,832,544
117,115	Microsoft Corp.	3,427,956
71,670	Paychex Inc.	2,200,269
109,035	Symantec Corp. (a)	1,844,872
45,750	VMware Inc. - Class A (a)	2,438,475
		26,586,287
Materials - 6.3%
56,821	Ecolab Inc.	2,497,283
32,025	Praxair Inc.	2,658,075
		5,155,358

	Total Common Stocks (cost $66,170,649)	79,239,538

Investment Company - 2.3%
Mutual Fund - 2.3%
1,831,494	Goldman Sachs Financial Square Funds,
	Prime Obligations Fund, 0.07% (b)	1,831,494

	Total Investment Company (cost $1,831,494)	1,831,494

	Total Investments - 99.8% (Cost $68,002,143)	81,071,032
	Other assets in excess of liabilities - 0.2%	148,575
	NET ASSETS - 100%	$ 81,219,607

(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market
	conditions. Rate was the quoted yield as of
	March 31, 2010.

ADR	American Depositary Receipt
NYS	New York Shares

See accompanying notes to financial statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2010

GROWTH OPPORTUNITIES FUND

Shares	Security Description	Value

Common Stocks - 98.2%
Consumer Discretionary - 16.3%
52,500	Aeropostale Inc. (a)	$ 1,513,575
25,000	BorgWarner Inc. (a)	954,500
70,000	Chico’s FAS Inc.	1,009,400
10,000	Chipotle Mexican Grill Inc. - Class A (a)	1,126,700
30,000	Coach Inc.	1,185,600
20,000	DeVry Inc.	1,304,000
40,000	GameStop Corp. - Class A (a)	876,400
22,000	Guess? Inc.	1,033,560
15,000	NetFlix Inc. (a)	1,106,100
34,400	Tempur-Pedic International Inc. (a)	1,037,504
		11,147,339
Consumer Staples - 9.3%
45,000	Avon Products Inc.	1,524,150
15,000	Church & Dwight Co. Inc.	1,004,250
46,000	Flowers Foods Inc.	1,138,040
29,000	Herbalife Ltd.	1,337,480
20,000	Ralcorp Holdings Inc. (a)	1,355,600
		6,359,520
Energy - 5.9%
10,000	Noble Energy Inc.	730,000
20,000	Peabody Energy Corp.	914,000
50,000	Southern Union Co.	1,268,500
50,000	Williams Cos. Inc.	1,155,000
		4,067,500
Financials - 8.8%
20,000	ACE Ltd.	1,046,000
15,000	Affiliated Managers Group Inc. (a)	1,185,000
23,000	Credit Acceptance Corp. (a)	948,520
12,000	Everest Re Group Ltd.	971,160
30,000	HCC Insurance Holdings Inc.	828,000
20,000	Stifel Financial Corp. (a)	1,075,000
		6,053,680
Health Care - 14.9%
25,000	Biogen Idec Inc. (a)	1,434,000
20,000	Catalyst Health Solutions Inc. (a)	827,600
20,000	Cerner Corp. (a)	1,701,200
20,000	Hospira Inc. (a)	1,133,000
60,000	PSS World Medical Inc. (a)	1,410,600
24,000	Thermo Fisher Scientific Inc. (a)	1,234,560
35,000	Valeant Pharmaceutical International (a)	1,501,850
22,000	West Pharmaceutical Services Inc.	922,900
		10,165,710
Industrials - 11.8%
25,000	AGCO Corp. (a)	896,750
12,000	Alliant Techsystems Inc. (a)	975,600
28,000	Joy Global Inc.	1,584,800
12,000	L-3 Communications Holdings Inc.	1,099,560
27,000	Pall Corp.	1,093,230
60,000	Quanta Services Inc. (a)	1,149,600
22,000	Roper Industries Inc.	1,272,480
		8,072,020
Information Technology - 22.9%
30,000	Adobe Systems Inc. (a)	1,061,100
60,000	Akamai Technologies Inc. (a)	1,884,600
30,000	Citrix Systems Inc. (a)	1,424,100
32,000	Cognizant Technology Solutions Corp. (a)	1,631,360
30,000	Comtech Telecommunications Corp. (a)	959,700
50,000	Diodes Inc. (a)	1,120,000
10,000	Equinix Inc. (a)	973,400
15,000	Factset Research Systems Inc.	1,100,550
26,400	Fiserv Inc. (a)	1,340,064
75,000	SRA International Inc. - Class A (a)	1,559,250
50,000	Symantec Corp. (a)	846,000
50,000	Tessera Technologies Inc. (a)	1,014,000
70,000	Zoran Corp. (a)	753,200
		15,667,324
Materials - 4.9%
14,300	Agrium Inc.	1,010,009
60,000	Calgon Carbon Corp. (a)	1,027,200
25,000	Sigma-Aldrich Corp.	1,341,500
		3,378,709
Telecommunication Services - 1.7%
50,000	Partner Communications Co. Ltd. - ADR	1,129,500

Utilities - 1.7%
55,000	MDU Resources Group Inc.	1,186,900

	Total Common Stocks (cost $47,311,174)	67,228,202

Investment Company - 1.8%
Mutual Fund - 1.8%
1,194,353	Goldman Sachs Financial Square Funds,
	Treasury Obligations Fund, 0.04% (b)	1,194,353

	Total Investment Company (cost $1,194,353)	1,194,353

	Total Investments - 100.0% (Cost $48,505,527)	68,422,555
	Other Assets And Liabilities, Net - 0.0%	4,023
	Net Assets - 100%	$ 68,426,578

(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market
	conditions. Rate was the quoted yield as of
	March 31, 2010.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2010

SMALL COMPANY FUND

Shares	Security Description	Value

Common Stocks - 95.7%
Consumer Discretionary - 14.0%
63,300	AnnTaylor Stores Corp. (a)	$ 1,310,310
98,000	Callaway Golf Co.	864,360
12,400	Columbia Sportswear Co.	651,372
65,700	Foot Locker Inc.	988,128
33,300	Jack in the Box Inc. (a)	784,215
21,600	Mohawk Industries Inc. (a)	1,174,608
40,950	Rosetta Stone Inc. (a)	973,791
29,050	Steiner Leisure Ltd. (a)	1,287,496
17,800	Tractor Supply Co.	1,033,290
		9,067,570
Consumer Staples - 4.8%
39,700	Casey’s General Stores Inc.	1,246,580
14,200	Church & Dwight Co. Inc.	950,690
25,100	Corn Products International Inc.	869,965
		3,067,235
Energy - 5.0%
28,900	Dresser-Rand Group Inc. (a)	908,038
41,900	St. Mary Land & Exploration Co.	1,458,539
18,400	Tidewater Inc.	869,768
		3,236,345
Financials - 19.3%
17,200	Affiliated Managers Group Inc. (a)	1,358,800
28,200	Arthur J Gallagher & Co.	692,310
34,600	Assured Guaranty Ltd.	760,162
35,250	BancorpSouth Inc.	738,840
20,500	Cullen/Frost Bankers Inc.	1,143,900
13,800	Home Properties Inc.	645,840
14,000	Jones Lang LaSalle Inc.	1,020,460
17,800	Mack-Cali Realty Corp.	627,450
31,300	MB Financial Inc.	705,189
110,900	MFA Financial Inc.	816,224
11,000	RLI Corp.	627,220
36,900	Selective Insurance Group	612,540
55,500	Texas Capital Bancshares Inc. (a)	1,053,945
29,100	United Bankshares Inc.	763,002
53,800	Wilmington Trust Corp.	891,466
		12,457,348
Health Care - 11.1%
8,100	Edwards Lifesciences Corp. (a)	800,928
10,100	Mettler Toledo International Inc. (a)	1,102,920
68,900	Odyssey HealthCare Inc. (a)	1,247,779
45,100	PSS World Medical Inc. (a)	1,060,301
62,800	VCA Antech Inc. (a)	1,760,284
29,400	West Pharmaceutical Services Inc.	1,233,330
		7,205,542
Industrials - 12.7%
57,300	Barnes Group Inc.	1,115,058
26,800	Carlisle Cos. Inc.	1,021,080
35,700	CLARCOR Inc.	1,231,293
19,200	Hubbell Inc. - Class B	968,256
34,000	IDEX Corp.	1,125,400
79,200	Insteel Industries Inc.	846,648
38,700	Tennant Co.	1,059,993
37,000	Werner Enterprises Inc.	857,290
		8,225,018
Information Technology - 17.1%
22,100	Anixter International Inc. (a)	1,035,385
21,100	CACI International Inc. - Class A (a)	1,030,735
25,300	Comtech Telecommunications Corp. (a)	809,347
90,800	Daktronics Inc.	691,896
100,900	Entegris Inc. (a)	508,536
28,700	Littelfuse Inc. (a)	1,090,887
24,900	Micros Systems Inc. (a)	818,712
55,300	Microsemi Corp. (a)	958,902
20,650	MTS Systems Corp.	599,470
30,800	National Instruments Corp.	1,027,180
61,800	Parametric Technology Corp. (a)	1,115,490
36,100	Park Electrochemical Corp.	1,037,514
9,100	Syntel Inc.	350,077
		11,074,131
Materials - 8.1%
35,000	Albemarle Corp.	1,492,050
33,200	Arch Chemicals Inc.	1,141,748
34,200	Intrepid Potash Inc. (a)	1,037,286
19,800	Sensient Technologies Corp.	575,388
59,100	Worthington Industries Inc.	1,021,839
		5,268,311
Utilities - 3.6%
30,100	IDACORP Inc.	1,042,062
58,600	Westar Energy Inc.	1,306,780
		2,348,842

	Total Common Stocks (cost $46,695,071)	61,950,342

See accompanying notes to financial statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2010

SMALL COMPANY FUND (CONCLUDED)

Shares	Security Description	Value

Investment Company - 4.1%
Mutual Fund - 4.1%
2,675,493	Goldman Sachs Financial Square Funds,
	Treasury Obligations Fund, 0.04% (b)	$ 2,675,493

	Total Investment Company (cost $2,675,493)	2,675,493

	Total Investments - 99.8% (Cost $49,370,564)	64,625,835
	Other assets in excess of liabilities - 0.2%	111,519
	NET ASSETS - 100%	$ 64,737,354

(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market
	conditions. Rate was the quoted yield as of
	March 31, 2010.

See accompanying notes to financial statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2010

INTERNATIONAL EQUITY FUND

Shares	Security Description	Value

Foreign Stocks - 88.9%
Australia - 10.0%
52,667	AGL Energy Ltd.	$ 726,198
38,782	Amcor Ltd.	227,347
22,241	ASX Ltd.	692,506
11,134	Australia & New Zealand Banking
	Group Ltd.	259,035
37,912	BHP Billiton Ltd.	1,516,077
26,153	Billabong International Ltd.	271,117
5,001	Commonwealth Bank of Australia	258,253
224,710	Foster’s Group Ltd.	1,090,525
3,356	Leighton Holdings Ltd.	120,073
68,301	National Australia Bank Ltd.	1,724,380
22,828	Orica Ltd.	561,046
16,943	QBE Insurance Group Ltd.	323,770
84,253	Toll Holdings Ltd.	573,518
57,026	Westpac Banking Corp.	1,456,464
16,850	WorleyParsons Ltd.	393,410
		10,193,719
Belgium - 1.4%
36,386	Belgacom SA	1,421,102

Finland - 1.8%
13,465	Fortum Oyj	329,319
4,910	Kesko Oyj - Class B	193,225
42,489	Orion Oyj - Class B	939,903
11,239	Rautaruukki Oyj	242,851
8,167	Sanoma Oyj (a)	180,883
		1,886,181
France - 10.0%
15,820	Bouygues SA	795,198
6,327	Carrefour SA	304,913
2,815	Casino Guichard Perrachon SA	238,173
4,608	Fonciere Des Regions	507,492
60,167	France Telecom SA	1,439,435
3,250	Gecina SA	359,643
2,538	LVMH Moet Hennessy Louis Vuitton SA	296,620
4,168	Neopost SA	333,059
36,077	PagesJaunes Groupe SA	414,232
9,751	Sanofi-Aventis SA	726,779
11,813	Schneider Electric SA	1,385,392
25,855	Total SA	1,500,733
2,585	Vallourec SA	521,210
4,431	Vinci SA	261,113
41,613	Vivendi SA	1,113,565
		10,197,557
Germany - 7.0%
58,691	BASF SE	3,645,251
8,979	Deutsche Boerse AG	665,116
31,850	RWE AG	2,828,980
		7,139,347
Greece - 0.3%
12,444	OPAP SA	282,333

Hong Kong - 1.4%
26,137	Esprit Holdings Ltd.	206,194
45,300	Hang Seng Bank Ltd.	631,306
309,000	NWS Holdings Ltd.	616,886
		1,454,386
Italy - 2.7%
89,976	Enel SpA	503,060
96,079	ENI SpA	2,253,828
		2,756,888
Japan - 18.6%
40,500	AEON Credit Service Co. Ltd.	480,957
29,000	Daicel Chemical Industries Ltd.	199,497
5,200	East Japan Railway Co.	361,613
8,900	Eisai Co. Ltd.	317,551
39,300	Honda Motor Co. Ltd.	1,387,504
80,000	ITOCHU Corp.	700,974
400	Japan Prime Realty Investment Corp.	890,553
440	Japan Retail Fund Investment Corp.	517,813
11,400	Kansai Electric Power Co. Inc.	261,247
35,500	Konica Minolta Holdings Inc.	414,363
10,200	Kyushu Electric Power Co. Inc.	222,071
12,400	Lawson Inc.	529,325
103,000	Mazda Motor Corp.	289,815
17,800	Mitsubishi Corp.	466,567
47,800	Mitsubishi UFJ Financial Group Inc.	250,583
269,100	Mizuho Financial Group Inc.	532,615
23,300	Namco Bandai Holdings Inc.	227,092
2,800	Nintendo Co. Ltd.	937,627
20,500	Nippon Mining Holdings Inc. (d)	94,199
46,000	Nippon Oil Corp. (d)	227,859
7,800	Nippon Telegraph & Telephone Corp.	328,790
27,000	Nissan Chemical Industries Ltd.	377,832
167	Nomura Real Estate Office Fund Inc.	938,002
245	NTT DoCoMo Inc.	373,253
120,000	Ricoh Co. Ltd.	1,874,398
9,400	Sankyo Co. Ltd.	465,123
15,400	Shiseido Co. Ltd.	334,460
618,500	Sojitz Corp.	1,197,694
129,000	Sompo Japan Insurance Inc. (d)	877,758
28,500	Stanley Electric Co. Ltd.	552,803
33,600	Sumitomo Corp.	386,434
5,700	Sumitomo Mitsui Financial Group Inc.	188,435
75,000	Taisei Corp.	165,294
22,500	Takeda Pharmaceutical Co. Ltd.	990,558
6,700	Toyota Motor Corp.	268,444

See accompanying notes to financial statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2010

INTERNATIONAL EQUITY FUND (CONTINUED)

Shares	Security Description	Value

12,400	Yamato Kogyo Co. Ltd.	$ 411,918
		19,041,021
Netherlands - 3.2%
10,736	Koninklijke DSM NV	478,682
16,700	Koninklijke Philips Electronics NV	535,414
56,637	Royal Dutch Shell Plc - Class B	1,560,145
23,440	Unilever NV	708,926
		3,283,167
New Zealand - 0.7%
63,073	Fletcher Building Ltd.	373,982
148,264	SKYCITY Entertainment Group Ltd.	339,009
		712,991
Norway - 0.2%
17,400	DnB NOR ASA (a)	198,929

Portugal - 0.2%
20,434	Portugal Telecom SGPS SA	228,440

Singapore - 0.2%
9,000	Jardine Cycle & Carriage Ltd.	189,060

Spain - 5.1%
95,798	Banco de Sabadell SA	528,884
288,778	Banco Santander SA	3,837,530
16,207	Fomento de Construcciones y Contratas SA	593,259
11,679	Gas Natural SDG SA	215,609
		5,175,282
Sweden - 4.1%
35,600	Atlas Copco AB - Class A	552,405
3,337	Electrolux AB - Class B	76,283
7,700	Hennes & Mauritz AB - Class B	500,432
16,957	Holmen AB - Class B	456,939
131,179	Nordea Bank AB	1,294,906
2,805	Ratos AB - Class B (a)	93,074
28,353	Skanska AB - Class B	515,373
11,379	Svenska Cellulosa AB - Class B (a)	160,487
16,667	Svenska Handelsbanken AB - Class A	488,610
		4,138,509
Switzerland - 3.2%
3,008	Credit Suisse Group AG	155,095
51,786	Julius Baer Holding AG	636,210
17,615	Nestle SA	902,391
21,095	Novartis AG	1,139,702
1,706	Zurich Financial Services AG	437,465
		3,270,863
United Kingdom - 18.8%
55,171	Aviva Plc	322,537
3,067	BHP Billiton Plc	105,170
204,655	BP Plc	1,935,787
82,346	Bradford & Bingley Plc (a) (c) (d)	-
62,377	British American Tobacco Plc	2,149,838
12,937	British Land Co. Plc	94,436
36,096	Diageo Plc	605,735
207,330	Firstgroup Plc	1,129,341
134,510	GlaxoSmithKline Plc	2,582,767
124,517	Home Retail Group Plc	511,996
172,769	HSBC Holdings Plc	1,751,099
286,360	ICAP Plc	1,624,127
65,531	Marks & Spencer Group Plc	367,989
29,073	Prudential plc	241,514
2,535	Reckitt Benckiser Group Plc	139,122
1,074,205	RSA Insurance Group Plc	2,078,097
50,010	Segro Plc	242,511
24,289	Severn Trent Plc	440,399
11,153	Standard Chartered Plc	304,179
173,575	Standard Life Plc	527,517
11,515	Unilever Plc	338,075
739,772	Vodafone Group Plc	1,706,121
		19,198,357

	Total Foreign Stocks (cost $87,557,627)	90,768,132

Preferred Stock - 0.6%
Germany - 0.6%
6,652	Volkswagen AG, 3.15%	609,979

	Total Preferred Stocks (cost $478,596)	609,979

Exchange Traded Funds - 9.4%
170,162	iShares MSCI Emerging Market
	Index Fund	7,167,223
43,346	iShares MSCI EAFE Index Fund	2,427,376

	Total Exchange Traded Funds (cost $9,461,626)	9,594,599

Rights - 0.0%
Germany - 0.0%
6,652	Volkswagen AG (a) (c)	4,132

	Total Rights (cost $0)	4,132

Warrants - 0.0%
France - 0.0%
4,641	Fonciere Des Regions, 12/31/10 (a)	5,202

	Total Warrants (cost $0)	5,202

See accompanying notes to financial statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
March 31, 2010

INTERNATIONAL EQUITY FUND (CONCLUDED)

Shares	Security Description	Value

Investment Company - 0.3%
United States - 0.3%
334,498	Highmark 100% US Treasury Money
	Market Fund, 0.04% (b)	$ 334,498

	Total Investment Company (cost $334,498)	334,498

	Total Investments - 99.2% (cost $97,832,347)	101,316,542
	Other assets in excess of liabilities - 0.8%	847,171
	Total Net Assets - 100%	$102,163,713

(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market
	conditions. Rate was the quoted yield as of
	March 31, 2010.
(c)	The security is considered illiquid according to the
	policies and procedures approved by the Board. The
	total value of illiquid securities in the International
	Equity Fund was 0.01% of net assets.
(d)	Security fair valued in good faith in accordance with
	the procedures established by the Board. Good faith fair
	valued securities may be classified as Level 2 or Level 3
	for FASB ASC Topic 820 “Fair Value
	Measurements and Disclosures” based on the applicable
	valuation inputs. See Security Valuation under
	Significant Accounting Policies in the Notes to the
	Financial Statements.

As of March 31, 2010, industry diversification of the Fund was as follows:
		% of
Industries Diversification		Net Assets
Banks		13.6%
Exchange Traded Funds		9.4%
Oil & Gas		7.4%
Pharmaceuticals		6.6%
Telecommunications		5.4%
Electric		4.8%
Insurance		4.7%
Chemicals		4.6%
Diversified Financial Services		4.0%
Real Estate Investment Trusts		3.5%
Distribution/Wholesale		2.9%
Engineering & Construction		2.8%
Food		2.6%
Auto Manufacturers		2.5%
Office/Business Equipment		2.2%
Mining		2.1%
Agriculture		2.1%
Retail		2.1%
Transportation		2.0%
Media		1.7%
Beverages		1.7%
Electrical Components & Equipment		1.4%
Toys/Games/Hobbies		1.1%
Holding Companies		0.9%
Iron/Steel		0.6%
Forest Products & Paper		0.6%
Auto Parts & Equipment		0.5%
Machinery-Construction & Mining		0.5%
Electronics		0.5%
Metal Fabricate/Hardware		0.5%
Entertainment		0.5%
Water		0.4%
Miscellaneous Manufacturing		0.4%
Building Materials		0.4%
Lodging		0.3%
Money Market Funds		0.3%
Cosmetics/Personal Care		0.3%
Gambling		0.3%
Apparel		0.3%
Packaging & Containers		0.2%
Gas		0.2%
Household Products/Wares		0.1%
Investment Companies		0.1%
Home Furnishings		0.1%
		99.2%

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2010
	SHORT-INTERMEDIATE	INCOME
	BOND FUND	FUND
Assets:
Investments, at cost	$ 69,996,196	$ 59,479,837
Unrealized appreciation (depreciation) of investments	953,739	209,975
Total investments, at value	70,949,935	59,689,812
Cash	1	-
Foreign currency at value (a)	-	-
Interest and dividends receivable	638,631	496,235
Receivable for capital shares issued	70,315	56,053
Reclaims receivable	-	-
Receivable for investments sold	-	141,903
Prepaid expenses	27,339	22,668
Total Assets	71,686,221	60,406,671
Liabilities:
Cash Overdraft	-	323
Distributions payable	113,885	146,162
Payable for investments purchased	-	95,607
Payable for capital shares redeemed	3,522	14,639
Accrued expenses and other payables:
Investment advisory fees	12,704	6,526
Administration fees payable to non-related parties	6,076	5,201
Administration fees payable to related parties	4,235	3,514
Shareholder service fees	15,124	12,549
Chief compliance officer fees	1,122	937
Custodian fees payable to non-related parties	-	-
Custodian fees to related parties	907	753
Other fees	25,558	22,351
Total liabilities	183,133	308,562
Net assets	$ 71,503,088	$ 60,098,109
Composition of Net Assets:
Capital	$ 74,674,214	$ 61,435,925
Accumulated net investment income (loss)	(360,587)	177,048
Accumulated net realized gain (loss) from investments and foreign
currency transactions	(3,764,278)	(1,724,839)
Net unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies	953,739	209,975
Net Assets	$ 71,503,088	$ 60,098,109
Shares of beneficial interest	7,522,117	6,139,712
Net asset value, offering and redemption price per share	$ 9.51	$ 9.79

(a) Foreign currency at cost	$ -	$ -

See accompanying notes to financial statements.

		LARGE CAP	GROWTH	SMALL
BALANCED	CORE	GROWTH	OPPORTUNITIES	COMPANY	INTERNATIONAL
FUND	EQUITY FUND	FUND	FUND	FUND	EQUITY FUND

$ 24,742,186	$ 88,867,432	$ 68,002,143	$ 48,505,527	$ 49,370,564	$ 97,832,347
5,587,398	22,721,843	13,068,889	19,917,028	15,255,271	3,484,195
30,329,584	111,589,275	81,071,032	68,422,555	64,625,835	101,316,542
12	-	-	52	-	-
-	-	-	-	-	67,592
134,541	97,476	172,326	29,971	67,858	727,253
1,573	182,191	71,420	64,238	102,933	60,638
-	-	-	-	-	186,444
322,983	-	-	-	257,469	-
9,670	30,169	10,776	9,926	18,469	28,048
30,798,363	111,899,111	81,325,554	68,526,742	65,072,564	102,386,517

-	20,368	-	-	-	-
-	-	-	-	-	-
850,000	-	-	-	228,119	-
7,522	19,447	488	17,254	23,060	86,277

14,812	55,557	47,681	34,403	37,667	68,496
2,333	8,056	5,913	4,978	4,665	7,467
1,728	6,482	4,768	4,014	3,767	5,993
6,172	23,149	17,029	14,334	13,452	21,405
444	1,717	1,201	1,052	954	1,714
-	-	-	-	-	25
370	1,389	1,022	860	807	-
16,861	32,990	27,845	23,269	22,719	31,427
900,242	169,155	105,947	100,164	335,210	222,804
$ 29,898,121	$ 111,729,956	$ 81,219,607	$ 68,426,578	$ 64,737,354	$ 102,163,713

$ 26,868,805	$ 96,822,210	$ 69,238,773	$ 56,885,050	$ 49,272,903	$ 109,406,079
12,024	-	45,013	-	15,593	1,514,878

(2,570,106)	(7,814,097)	(1,133,068)	(8,375,500)	193,587	(12,248,940)

5,587,398	22,721,843	13,068,889	19,917,028	15,255,271	3,491,696
$ 29,898,121	$ 111,729,956	$ 81,219,607	$ 68,426,578	$ 64,737,354	$ 102,163,713
2,403,464	14,113,548	9,299,469	5,949,017	3,908,265	10,200,378
$ 12.44	$ 7.92	$ 8.73	$ 11.50	$ 16.56	$ 10.02

$ -	$ -	$ -	$ -	$ -	$ 67,231

STATEMENTS OF OPERATIONS
For the Year Ended March 31, 2010
	SHORT-INTERMEDIATE	INCOME
	BOND FUND	FUND
Investment Income:
Interest	$ 2,557,765	$ 3,103,814
Dividend	53,416	52,397
Foreign tax withholding	-	-
Total Income	2,611,181	3,156,211
Expenses:
Investment advisory fees	307,478	345,145
Administration fees	96,244	90,198
Shareholder service fees	153,739	143,810
Accounting fees	10,527	11,160
Custodian fees	18,448	17,257
Chief compliance officer fees	13,125	12,559
Director fees	2,256	2,262
Transfer agent fees	29,099	28,415
Registration and filing fees	34,067	29,315
Audit Fees	24,872	21,719
Other fees	26,651	29,628
Total expenses before waivers	716,506	731,468
Expenses reduced by Adviser	(178,337)	(279,558)
Custodian fees waived	(9,225)	(8,630)
Total Expenses	528,944	443,280
Net Investment Income (Loss)	2,082,237	2,712,931
Realized and Unrealized Gains (Losses) On
Investments and Foreign Currency:
Net realized gains (losses) on investments and foreign
currency transactions	1,020,647	604,648
Change in unrealized appreciation/depreciation on investments
and translation of assets and liabilities in foreign currencies	1,075,151	2,437,870
Net realized and unrealized gains on investments
and foreign currencies	2,095,798	3,042,518
Change in net assets resulting from operations	$ 4,178,035	$ 5,755,449

See accompanying notes to financial statements.

		LARGE CAP	GROWTH	SMALL
BALANCED	CORE	GROWTH	OPPORTUNITIES	COMPANY	INTERNATIONAL
FUND	EQUITY FUND	FUND	FUND	FUND	EQUITY FUND

$ 663,697	$ -	$ -	$ -	$ -	$ -
95,193	1,857,405	1,032,450	634,750	928,384	3,161,053
(6,766)	(431)	(14,336)	(30,604)	-	(250,952)
752,124	1,856,974	1,018,114	604,146	928,384	2,910,101

192,253	711,167	593,572	420,989	437,512	919,235
39,635	144,512	100,537	85,534	78,460	141,077
64,084	237,056	164,880	140,330	128,679	229,809
8,719	3,280	6,749	4,689	6,684	26,105
7,690	28,446	19,785	16,839	15,441	59,750
5,264	19,121	13,596	10,361	10,092	17,751
955	3,418	2,144	1,978	1,744	3,243
23,120	33,902	30,343	27,004	27,064	32,623
22,566	33,482	18,455	15,157	28,004	32,750
10,867	25,061	26,098	14,115	16,250	25,655
17,355	33,899	32,715	19,120	23,657	39,460
392,508	1,273,344	1,008,874	756,116	773,587	1,527,458
(38,451)	(142,234)	(194,299)	(84,198)	(77,208)	(196,591)
(3,846)	(14,225)	(9,894)	(8,421)	(7,721)	-
350,211	1,116,885	804,681	663,497	688,658	1,330,867
401,913	740,089	213,433	(59,351)	239,726	1,579,234

(411,410)	(3,139,787)	(320,742)	(2,311,057)	1,773,183	8,267,909

9,308,735	34,785,454	22,947,060	26,332,035	22,510,337	28,777,143

8,897,325	31,645,667	22,626,318	24,020,978	24,283,520	37,045,052
$ 9,299,238	$ 32,385,756	$ 22,839,751	$ 23,961,627	$ 24,523,246	$ 38,624,286

STATEMENTS OF CHANGES IN NET ASSETS
	SHORT-INTERMEDIATE		INCOME
	BOND FUND		FUND
	For The Year	For The Year	For The Year	For The Year
	Ended	Ended	Ended	Ended
	March 31, 2010	March 31, 2009	March 31, 2010	March 31, 2009
Operations:
Net investment income (loss)	$ 2,082,237	$ 1,715,206	$ 2,712,931	$ 2,416,598
Net realized gains (losses) from investment transactions	1,020,647	507,115	604,648	585,173
Change in unrealized appreciation/depreciation on
investments and translations of assets and liabilities
in foreign currencies	1,075,151	(1,304,919)	2,437,870	(3,111,706)
Change in net assets resulting from operations	4,178,035	917,402	5,755,449	(109,935)
Distributions to Shareholders:
From net investment income	(2,238,042)	(2,026,921)	(2,744,927)	(2,487,517)
From net realized gains on investments	-	(241,993)	-	-
Change in net assets from distributions to shareholders	(2,238,042)	(2,268,914)	(2,744,927)	(2,487,517)
Capital Transactions:
Proceeds from shares issued	33,890,007	13,374,701	20,812,643	9,992,612
Proceeds from dividends reinvested	923,928	868,470	789,153	710,468
Cost of shares redeemed	(14,375,615)	(14,065,868)	(16,478,990)	(15,258,169)
Change in net assets from capital transactions	20,438,320	177,303	5,122,806	(4,555,089)
Change in net assets	22,378,313	(1,174,209)	8,133,328	(7,152,541)
Net Assets:
Beginning of year	49,124,775	50,298,984	51,964,781	59,117,322
End of year	$ 71,503,088	$ 49,124,775	$ 60,098,109	$ 51,964,781
Accumulated net investment income (loss)	$ (360,587)	$ (365,578)	$ 177,048	$ 273,188

Share Transactions:
Shares issued	3,608,043	1,450,861	2,189,949	1,068,580
Shares reinvested	98,197	94,214	82,118	76,175
Shares redeemed	(1,525,163)	(1,529,162)	(1,727,514)	(1,648,506)
Change in shares	2,181,077	15,913	544,553	(503,751)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
	BALANCED		CORE EQUITY
	FUND		FUND
	For The Year	For The Year	For The Year	For The Year
	Ended	Ended	Ended	Ended
	March 31, 2010	March 31, 2009	March 31, 2010	March 31, 2009
Operations:
Net investment income (loss)	$ 401,913	$ 614,439	$ 740,089	$ 1,113,569
Net realized gains (losses) from investment transactions	(411,410)	(2,158,696)	(3,139,787)	(4,686,798)
Change in unrealized appreciation/depreciation on
investments and translations of assets and liabilities
in foreign currencies	9,308,735	(6,482,982)	34,785,454	(30,807,039)
Change in net assets resulting from operations	9,299,238	(8,027,239)	32,385,756	(34,380,269)
Distributions to Shareholders:
From net investment income	(396,549)	(611,234)	(747,149)	(1,071,243)
From net realized gains on investments	-	(544,935)	-	(1,366,839)
Change in net assets from distributions to shareholders	(396,549)	(1,156,169)	(747,149)	(2,438,082)
Capital Transactions:
Proceeds from shares issued	6,102,006	6,047,694	31,396,964	20,874,145
Proceeds from dividends reinvested	394,723	1,149,804	405,398	1,590,746
Cost of shares redeemed	(7,362,082)	(7,529,709)	(21,711,347)	(11,391,848)
Change in net assets from capital transactions	(865,353)	(332,211)	10,091,015	11,073,043
Change in net assets	8,037,336	(9,515,619)	41,729,622	(25,745,307)
Net Assets:
Beginning of year	21,860,785	31,376,404	70,000,334	95,745,641
End of year	$ 29,898,121	$ 21,860,785	$ 111,729,956	$ 70,000,334
Accumulated net investment income (loss)	$ 12,024	$ 6,660	$ -	$ 16,127

Share Transactions:
Shares issued	549,022	567,398	4,481,571	3,041,611
Shares reinvested	35,146	119,383	57,956	255,411
Shares redeemed	(692,376)	(713,262)	(3,059,735)	(1,647,382)
Change in shares	(108,208)	(26,481)	1,479,792	1,649,640

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
	LARGE CAP		GROWTH OPPORTUNITIES
	GROWTH FUND		FUND
	For The Year	For The Year	For The Year	For The Year
	Ended	Ended	Ended	Ended
	March 31, 2010	March 31, 2009	March 31, 2010	March 31, 2009
Operations:
Net investment income (loss)	$ 213,433	$ 205,144	$ (59,351)	$ 269,343
Net realized gains (losses) from investment transactions	(320,742)	(791,819)	(2,311,057)	(5,652,568)
Change in unrealized appreciation/depreciation on
investments and translations of assets and liabilities
in foreign currencies	22,947,060	(7,457,020)	26,332,035	(16,627,207)
Change in net assets resulting from operations	22,839,751	(8,043,695)	23,961,627	(22,010,432)
Distributions to Shareholders:
From net investment income	(186,642)	(190,366)	-	(101,617)
From net realized gains on investments	-	-	-	(6,118,911)
Change in net assets from distributions to shareholders	(186,642)	(190,366)	-	(6,753,140)
Capital Transactions:
Proceeds from shares issued	38,622,721	19,235,388	16,160,851	11,906,316
Proceeds from dividends reinvested	102,332	151,581	-	5,776,137
Cost of shares redeemed	(10,929,539)	(3,890,670)	(13,493,380)	(16,256,203)
Change in net assets from capital transactions	27,795,514	15,496,299	2,667,471	1,426,250
Change in net assets	50,448,623	7,262,238	26,629,098	(27,337,322)
Net Assets:
Beginning of year	30,770,984	23,508,746	41,797,480	69,134,802
End of year	$ 81,219,607	$ 30,770,984	$ 68,426,578	$ 41,797,480
Accumulated net investment income (loss)	$ 45,013	$ 18,158	$ -	$ -

Share Transactions:
Shares issued	5,521,706	2,926,428	1,622,142	1,216,421
Shares reinvested	13,504	23,979	-	742,247
Shares redeemed	(1,377,306)	(542,296)	(1,353,150)	(1,531,717)
Change in shares	4,157,904	2,408,111	268,992	426,951

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
	SMALL COMPANY		INTERNATIONAL EQUITY
	FUND		FUND
	For The Year	For The Year	For The Year	For The Year
	Ended	Ended	Ended	Ended
	March 31, 2010	March 31, 2009	March 31, 2010	March 31, 2009
Operations:
Net investment income (loss)	$ 239,726	$ 331,323	$ 1,579,234	$ 1,515,764
Net realized gains (losses) from investment transactions	1,773,183	(1,229,587)	8,267,909	(19,771,587)
Change in unrealized appreciation/depreciation on
investments and translations of assets and liabilities
in foreign currencies	22,510,337	(14,232,270)	28,777,143	(29,833,813)
Change in net assets resulting from operations	24,523,246	(15,130,534)	38,624,286	(48,089,636)
Distributions to Shareholders:
From net investment income	(229,424)	(331,560)	(306,779)	(1,422,050)
From net realized gains on investments	-	(798,170)	-	(1,098,901)
Change in net assets from distributions to shareholders	(229,424)	(1,129,730)	(306,779)	(2,520,951)
Capital Transactions:
Proceeds from shares issued	22,340,482	12,617,714	28,020,784	25,346,390
Proceeds from dividends reinvested	108,709	713,897	162,817	1,424,122
Cost of shares redeemed	(12,056,762)	(6,696,606)	(20,486,637)	(13,792,841)
Change in net assets from capital transactions	10,392,429	6,635,005	7,696,964	12,977,671
Change in net assets	34,686,251	(9,625,259)	46,014,471	(37,632,916)
Net Assets:
Beginning of year	30,051,103	39,676,362	56,149,242	93,782,158
End of year	$ 64,737,354	$ 30,051,103	$ 102,163,713	$ 56,149,242
Accumulated net investment income (loss)	$ 15,593	$ 1,868	$ 1,514,878	$ 96,903

Share Transactions:
Shares issued	1,709,606	947,567	3,271,374	3,135,153
Shares reinvested	8,138	63,172	16,249	206,087
Shares redeemed	(843,643)	(511,744)	(2,178,151)	(1,505,476)
Change in shares	874,101	498,995	1,109,472	1,835,764

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding

					Distributions to
		Investment Activities			Shareholders from:							Ratios/Supplemental Data
				Net Realized
				and									Net
				Unrealized		Net Realized							Investment
				Gains		Gains on		Net			Net		Income
	Net Asset	Net		(Losses) on		Investments		Asset			Assets	Expense	(Loss) to	Expenses
	Value,	Investment		Investments	Net	and	Return	Value,			End of	to Average	Average	to Average
	Beginning	Income		and Foreign	Investment	Foreign	of	End of	Total		Period	Net	Net	Net	Portfolio
	of Period	(Loss)		Currency	Income	Currency	Capital	Period	Return		(000's)	Assets	Assets	Assets*	Turnover
SHORT-INTERMEDIATE BOND FUND
For the year ended March 31,
2010	$ 9.20	$ 0.32	(f)	$ 0.34	$(0.35)	$ -	$ -	$ 9.51	7.18%		$ 71,503	0.86%	3.39%	1.17%	62%
2009	9.45	0.33		(0.14)	(0.39)	(0.05)	-	9.20	2.05		49,125	0.90	3.53	1.20	50
2008	9.40	0.41		0.05	(0.41)	-	-	9.45	5.01	(d)	50,299	0.82 (e)	4.33 (e)	1.17	68
2007	9.35	0.35	(f)	0.11	(0.41)	-	-	9.40	5.07		47,306	0.89	3.78	1.13	70
2006	9.58	0.27		(0.09)	(0.41)	-	-	9.35	1.95		60,992	0.84	3.11	0.98	41

INCOME FUND
For the year ended March 31,
2010	$ 9.29	$ 0.45	(f)	$ 0.51	$(0.46)	$ -	$ -	$ 9.79	10.49%		$ 60,098	0.77%	4.72%	1.27%	71%
2009	9.69	0.42		(0.39)	(0.43)	-	-	9.29	0.40		51,965	0.79	4.47	1.33	63
2008	9.63	0.46		0.05	(0.45)	-	-	9.69	5.27	(d)	59,117	0.71 (e)	4.73 (e)	1.29	81
2007	9.52	0.40		0.12	(0.41)	-	-	9.63	5.66		64,946	0.98	4.21	1.19	77
2006	9.79	0.35		(0.21)	(0.41)	-	-	9.52	1.38		54,045	1.02	3.70	1.09	85

BALANCED FUND
For the year ended March 31,
2010	$ 8.70	$ 0.17	(f)	$ 3.74	$(0.17)	$ -	$ -	$ 12.44	45.17%		$ 29,898	1.37%	1.57%	1.53%	70%
2009	12.36	0.24		(3.44)	(0.24)	(0.22)	-	8.70	(26.13)		21,861	1.35	2.28	1.51	60
2008	14.69	0.18		(0.17)	(0.18)	(2.16)	-	12.36	(0.55)	(d)	31,376	1.30 (e)	1.32 (e)	1.51	83
2007	14.14	0.12		0.57	(0.12)	(0.02)	-	14.69	4.83		33,659	1.33	0.84	1.45	60
2006	12.45	0.05		1.69	(0.05)	-	-	14.14	13.96		33,518	1.35	0.35	1.35	44

CORE EQUITY FUND
For the year ended March 31,
2010	$ 5.54	$ 0.05	(f)	$ 2.39	$(0.06)	$ -	$ -	$ 7.92	44.10%		$ 111,730	1.18%	0.78%	1.34%	24%
2009	8.72	0.09		(3.07)	(0.09)	(0.11)	-	5.54	(34.36)		70,000	1.24	1.34	1.40	28
2008	10.33	0.09		(0.32)	(0.09)	(1.29)	-	8.72	(3.25)	(d)	95,746	1.18 (e)	0.87 (e)	1.39	31
2007	10.45	0.11		1.24	(0.11)	(1.36)	-	10.33	13.09		108,580	1.22	1.06	1.32	36
2006	10.26	0.09		1.04	(0.10)	(0.84)	-	10.45	11.43		101,387	1.20	0.88	1.20	18

LARGE CAP GROWTH FUND
For the year ended March 31,
2010	$ 5.98	$ 0.02	(f)	$ 2.75	$(0.02)	$ -	$ -	$ 8.73	46.40%		$ 81,220	1.22%	0.32%	1.53%	14%
2009	8.60	0.05		(2.62)	(0.05)	-	-	5.98	(29.94)		30,771	0.99	0.84	1.55	18
2008(g)	10.00	-	(c)	(1.40)	-	-	-	8.60	(14.00)	(a)	23,509	1.95 (b)	0.03 (b)	2.41 (b)	6

FINANCIAL HIGHLIGHTS
For a Share Outstanding

Distributions to
	Investment Activities		Shareholders from:						Ratios/Supplemental Data
Net Realized
		and								Net
		Unrealized		Net Realized						Investment
		Gains		Gains on		Net		Net		Income
Net Asset	Net	(Losses) on		Investments		Asset		Assets	Expense	(Loss) to	Expenses
Value,	Investment	Investments	Net	and	Return	Value,		End of	to Average	Average	to Average
Beginning	Income	and Foreign	Investment	Foreign	of	End of	Total	Period	Net	Net	Net	Portfolio
of Period	(Loss)	Currency	Income	Currency	Capital	Period	Return	(000's)	Assets	Assets	Assets*	Turnover
GROWTH OPPORTUNITIES FUND
For the year ended March 31,
2010	$ 7.36	$(0.01)	(f)	$ 4.15	$ -	$ -	$ -	$ 11.50	56.25%		$ 68,427	1.18%		(0.11)%		1.35%	54%
2009	13.16	0.05		(4.44)	(0.02)	(1.29)	(0.10)	7.36	(33.91)		41,797	1.27		0.48		1.43	64
2008	15.21	(0.02)		(0.69)	(0.05)	(1.29)	-	13.16	(5.50)	(d)	69,135	1.20	(e)	(0.17)	(e)	1.42	73
2007	16.12	(0.02)		0.81	-	(1.70)	-	15.21	5.31		70,521	1.26		(0.15)		1.37	51
2006	15.00	(0.09)		2.95	-	(1.74)	-	16.12	20.03		70,211	1.24		(0.56)		1.24	28

SMALL COMPANY FUND
For the year ended March 31,
2010	$ 9.90	$ 0.06	(f)	$ 6.66	$(0.06)	$ -	$ -	$ 16.56	68.04%		$ 64,737	1.34%		0.47%		1.50%	30%
2009	15.65	0.12		(5.46)	(0.12)	(0.29)	-	9.90	(34.47)		30,051	1.43		0.88		1.59	32
2008	19.47	0.06		(1.06)	(0.06)	(2.76)	-	15.65	(5.87)	(d)	39,676	1.35	(e)	0.37	(e)	1.56	27
2007	20.08	0.08		1.77	(0.10)	(2.36)	-	19.47	9.56		45,845	1.38		0.41		1.48	31
2006	17.54	0.05		3.27	(0.05)	(0.73)	-	20.08	19.29		48,465	1.36		0.28		1.36	15

INTERNATIONAL EQUITY FUND
For the year ended March 31,
2010	$ 6.18	$ 0.16	(f)	$ 3.71	$(0.03)	$ -	$ -	$ 10.02	62.63%		$ 102,164	1.45%		1.72%		1.66%	126%
2009	12.93	0.19		(6.62)	(0.18)	(0.14)	-	6.18	(50.02)		56,149	1.52		2.09		1.77	64
2008	15.21	0.16		(0.78)	(0.15)	(1.51)	-	12.93	(5.40)	(d)	93,782	1.41	(e)	1.10	(e)	1.72	68
2007	13.48	0.12		2.36	(0.15)	(0.60)	-	15.21	18.70		85,896	1.44		0.97		1.65	49
2006	11.20	0.09		3.36	(0.09)	(1.08)	-	13.48	32.12		51,495	1.51		0.85		1.61	51

* Ratios excluding contractual and voluntary waivers. Voluntary waivers may be stopped at any time.
(a) Not annualized for periods less than one year.
(b) Annualized for periods less than one year.
(c) Amount rounds to less than $0.005 per share.
(d) During the year ended March 31, 2008, First National reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the total return was an increase of 0.06%. See Note 7 in notes to financial statements.
(e) During the year ended March 31, 2008, First National reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact was a decrease to the net expense ratio and an increase to the net income ratio of, 0.06% for Short-Intermediate Bond Fund, 0.06% for Income Fund, 0.06% for Balanced
Fund, 0.06% for Core Equity Fund, 0.07% for Growth Opportunities Fund, 0.06% for Small Company Fund and 0.06% for International Equity Fund. See Note 7
in notes to financial statements.
(f ) Per share data calculated using average shares method.
(g) Commenced operations on July 5, 2007.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2010

1. Organization
First Focus Funds, Inc. (“First Focus Funds” or the “Company”) was organized in October 1994 as a Nebraska corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company issuing its shares in series. The Company consists of eight series, the Short-Intermediate Bond Fund, the Income Fund, the Balanced Fund, the Core Equity Fund, the Large Cap Growth Fund, the Growth Opportunities Fund, the Small Company Fund and the International Equity Fund (collectively, the “Funds” and individually, a “Fund”). Each series represents a distinct portfolio with its own investment objectives and policies. All Funds presently offer Institutional Class shares without a sales charge.

Under the Company’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts with its vendors and others that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company. However, based on experience, the Company expects the risk of loss to be remote.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Recently Issued Accounting Pronouncements
In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 "Improving Disclosures about Fair Value Measurements".  ASU 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements.  Effective for interim and annual reporting periods beginning after December 15, 2009, entities will be required to disclose significant transfers into and out of Level 1 and 2 measurements in the fair value hierarchy and the reasons for those transfers.  Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.  The additional disclosures are incorporated into this annual report.

Security Valuation
The net asset value (“NAV”) per share of each Fund is determined each business day as of the close of the New York Stock Exchange (“NYSE”), which is normally 4 p.m. Eastern Time.  Each Fund’s NAV is calculated by adding the value of all securities and other assets of the Fund, subtracting its liabilities and dividing the result by the number of its outstanding shares.  In valuing a Fund’s assets for calculating the NAV, securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including traded over-the-counter securities, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE.Debt securities (other than short-term investments) are valued at prices furnished by pricing services and generally reflect last reported sales price if the security is actively traded or an evaluated bid price obtained by employing methodologies that utilize actual market transactions; broker supplied valuations; or factors such as yield, maturity, call features, credit ratings or developments relating to specific securities in arriving at the valuation.  Prices provided by pricing services are subject to review and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price.  Each Fund’s respective investment adviser, assists the Company’s Board of Directors (the “Board”) which is responsible for this review and determination process. Short-term obligations (maturing within 60 days) may be valued on an amortized cost basis unless such value does not approximate market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Company’s Fair Value Committee pursuant to procedures established by the Board. Factors used in determining fair value include but are not limited to type of security or asset, fundamental analytical data relating to the investment, evaluation of the forces that influence the market in which the security is purchased and sold and information as to any transactions or offers with respect to the security. In the event of an increase or decrease in the value of a designated benchmark index greater than predetermined levels, the International Equity Fund may use an independent statistical fair value pricing service to fair value certain international equity securities.

The Funds use a framework for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (exit price). One component of fair value is a three-tier fair value hierarchy. The basis of the tiers is dependent upon various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 –
includes valuations based on quoted prices of identical securities in active markets including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds whose NAVs are available on the valuation date.

Level 2 –
includes valuations for which all significant inputs are observable, either directly or indirectly.  Direct observable inputs include broker quotes, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values.  Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings.  Level 2 includes valuations for fixed income securities priced by pricing services, broker

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2010

quotes in active markets, securities subject to corporate actions, international equity securities priced by an independent statistical fair value pricing service, or ADRs and GDRs for which quoted prices in active markets are not available.

Level 3 –
includes valuations based on inputs that are unobservable and significant to the fair value measurement, including the Company’s own assumptions in determining the fair value of the investment.  Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, issuer news, trading characteristics, or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or comparable securities’ models.  Level 3 valuations include securities that are priced based on single source broker quotes, where prices may be unavailable due to halted trading, restricted to resale due to market events, newly issued or for which reliable quotes are not available.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used to value each Fund’s investments as of March 31, 2010, by category :

		LEVEL 2 -	LEVEL 3 -
		Significant	Significant
	LEVEL 1 -	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Short-Intermediate Bond Fund
Non-U.S. Government Agency
Asset-Backed Securities	$-	$12,322,480	$372,898	$12,695,378
Corporate Bonds	-	28,327,895	-	28,327,895
Government And Agency
Obligations	-	27,129,077	-	27,129,077
Investment Companies	2,797,585	-	-	2,797,585
Total	$2,797,585	$67,779,452	$372,898	$70,949,935

Income Fund
Non-U.S. Government Agency
Asset-Backed Securities	$-	$14,767,149	$451,644	$15,218,793
Corporate Bonds	-	17,378,806	-	17,378,806
Government And Agency
Obligations	-	25,098,359	-	25,098,359
Investment Companies	1,993,854	-	-	1,993,854
Total	$1,993,854	$57,244,314	$451,644	$59,689,812

Balanced Fund
Common Stocks	$20,739,951	$-	$-	$20,739,951
Corporate Bonds	-	5,517,338	-	5,517,338
Government And Agency
Obligations	-	3,311,306	-	3,311,306
Investment Companies	760,989	-	-	760,989
Total	$21,500,940	$8,828,644	$-	$30,329,584

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2010

		LEVEL 2 -	LEVEL 3 -
		Significant	Significant
	LEVEL 1 -	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Core Equity Fund
Common Stocks	$105,861,049	$-	$-	$105,861,049
Investment Companies	5,728,226	-	-	5,728,226
Total	$111,589,275	$-	$-	$111,589,275

Large Cap Growth Fund
Common Stocks	$79,239,538	$-	$-	$79,239,538
Investment Companies	1,831,494	-	-	1,831,494
Total	$81,071,032	$-	$-	$81,071,032

Growth Opportunities Fund
Common Stocks	$67,228,202	$-	$-	$67,228,202
Investment Companies	1,194,353	-	-	1,194,353
Total	$68,422,555	$-	$-	$68,422,555

Small Company Fund
Common Stocks	$61,950,342	$-	$-	$61,950,342
Investment Companies	2,675,493	-	-	2,675,493
Total	$64,625,835	$-	$-	$64,625,835

International Equity Fund
Foreign Stocks	$89,568,316	$1,199,816	$-	$90,768,132
Preferred Stocks	609,979	-	-	609,979
Exchange Traded Funds	9,594,599	-	-	9,594,599
Rights	4,132	-	-	4,132
Warrants	5,202	-	-	5,202
Investment Companies	334,498	-	-	334,498
Total	$100,116,726	$1,199,816	$-	$101,316,542

The only significant transfers in and out of Level 1 and Level 2 during the year ended March 31, 2010, occurred in the International Equity Fund.  As previously noted, an independent statistical fair value pricing service is used to value international equity securities when certain conditions exist.  Securities which are valued using the independent statistical fair value pricing service are classified as Level 2.  Therefore, a significant portion of the International Equity Fund’s investments may be classified as Level 1 or Level 2 on any particular day depending on the existence of such pre-requisite conditions.  These securities were valued as Level 2 on March 31, 2009 and valued as Level 1 on March 31, 2010.

The following table is a rollforward of Level 3 investments by category for which significant unobservable inputs were used to determine fair value:

			Transfers	Total				Change in Unrealized
		Transfers	Out of	Realized and				Appreciation during
	Balance at	Into Level	Level 3	Change in			Balance	the Period for
	Beginning	3 During	During	Unrealized			at End of	Level 3 Investments
	of Period	the Period	the Period	Gain/(Loss)	Purchases	(Sales)	Period	Held at End of Period
Short-Intermediate Bond Fund
Non-U.S. Government Agency
Asset-Backed Securities	$ -	$ 231,873	$ -	$ 146,714	$ -	$ (5,689)	$372,898	$ 144,546
Income Fund
Non-U.S. Government Agency
Asset-Backed Securities	$ -	$ 352,224	$ -	$ 98,691	$6,597	$ (5,868)	$451,644	$ 96,438

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2010

Securities Transactions and Investment Income
During the period, securities transactions are accounted for no later than one business day following trade date.  For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on the sales of securities and on foreign currency transactions are determined by comparing the identified cost of the security lot sold with the net sale proceeds.

Risk Associated with Foreign Securities and Currencies
Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, all of which could adversely affect the value of those securities.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation’s interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

The International Equity Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments, lack of liquidity, low market capitalizations, foreign currency fluctuations, and the level of governmental supervision and regulation of securities markets in the respective countries.

Forward Foreign Currency Exchange Contracts
The International Equity Fund may enter into forward foreign currency contracts in connection with a planned purchase or sale of securities or to hedge the U.S. dollar value of securities denominated in a particular currency.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future.  The value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates.  Forward foreign currency contracts are marked-to-market daily based on the bid exchange rate of the underlying currency and any gains or losses are recorded by a Fund as unrealized gain or loss and as a receivable or payable from forward foreign currency contracts in the Statement of Assets and Liabilities.  Upon delivery or receipt of the currency, a realized gain or loss is recorded in the Statement of Operations which is equal to the difference between the value of the contract at the time it is opened and the value at the time it is closed.  The International Equity Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.  Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase.  During the year ended March 31, 2010, the Fund did not hold any forward foreign currency contracts.

Foreign Currency Translation
The books and records of each Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	Fair value of investment securities, other assets and liabilities at the current bid rate of exchange
(ii)	Purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. Federal income tax purposes.

Dividends and interest from non-U.S. sources received by a Fund are generally subject to non-U.S. net withholding taxes at rates ranging up to 25%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of a Fund’s total assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, that the International Equity Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

Loans of Portfolio Securities
All Funds may lend their securities pursuant to securities lending agreements (“Lending Agreements”) with Union Bank of California N.A. (“UBOC”). Each Fund will limit its securities lending activity to 33 1/3% of its total assets. Security loans made pursuant to the Lending Agreements must maintain loan collateral with UBOC at all times in the amount equal to no less than 100% of the current fair value of the loaned securities based on the prior day’s closing price in the form of cash or U.S. government obligations to secure the return of the loaned securities. The initial value of

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2010

loan collateral must be no less than 102% for all Funds other than the International Equity Fund, which must have an initial value of loan collateral no less than 105%, of the fair value of the loaned securities plus the accrued interest on debt securities. UBOC must, in accordance with UBOC’s reasonable and customary practices, mark loaned securities and collateral to their fair value each business day based upon the fair value of the collateral and the loaned securities at the close of business employing the most recently available pricing information and receive and deliver collateral in order to maintain the value of the collateral at no less than 100% of the fair value of the loaned securities. Cash collateral received is invested by UBOC pursuant to the terms of the Lending Agreements.

There was no securities lending activity during the year ended March 31, 2010.  While the Funds have executed the Lending Agreements for securities lending, in light of current market conditions, the Funds have not yet determined when or if they will commence securities lending transactions under the Lending Agreements.

Restricted Securities
A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without registering the transaction under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid or not is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid.  At of March 31, 2010, the Funds did not hold any restricted securities or Rule 144A securities that have not been deemed liquid.

Allocation of Expenses
Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another appropriate basis.

Distributions to Shareholders
During the year ended March 31, 2010, dividends from net investment income were declared daily and paid monthly for the Short-Intermediate Bond and Income Funds.  Dividends from the Core Equity, Small Company and Large Cap Growth Funds were declared and paid monthly.  The Balanced Fund declared and paid dividends quarterly and the Growth Opportunities and International Equity Funds declared and paid dividends, if any, annually.  Distributions of net realized capital gains, if any, were declared and distributed at least annually for all the Funds only to the extent they exceeded available capital loss carryovers. Distributions from net income may differ significantly from book income due to certain tax elections made by the Funds.

3. Related Party Transactions and Fees and Agreements
The Funds have agreements with their respective investment advisers, FNB Fund Advisors (“FNB”), a separately identifiable department of First National Bank of Omaha (“FNBO”), or Tributary Capital Management, LLC (“Tributary”), a subsidiary of First National Nebraska, Inc., to furnish investment advisory services to the Funds. Under the terms of these agreements, each Fund pays a monthly fee at the annual rate of the following percentages of each Fund’s average daily net assets: to FNB, 0.50% for the Short-Intermediate Bond Fund, 0.60% for the Income Fund, 0.75% for the Core Equity Fund, 0.90% for the Large Cap Growth Fund, 0.85% for the Small Company Fund and 1.00% for the International Equity Fund; to Tributary, 0.75% for each of the Balanced Fund and the Growth Opportunities Fund.

FNB has contractually agreed to waive certain of its fees until July 31, 2010, at the annual rate of the following percentages of each Fund’s average daily net assets: 0.29% for the Short-Intermediate Bond Fund, 0.47% for the Income Fund, 0.15% for the Core Equity Fund, 0.10% for the Large Cap Growth Fund, 0.15% for the Small Company Fund and 0.15% for the International Equity Fund. Tributary has contractually agreed to waive certain of its fees until July 31, 2010 at the annual rate of the following percentages of each Fund’s average daily net assets: 0.15% for each of the Balanced Fund and the Growth Opportunities Fund.  None of the waived fees can be recaptured in subsequent periods.

Prior to August 1, 2009, FNB contractually agreed to waive certain fees at the annual rate of the following percentages of each Fund’s average daily net assets: 0.52% for the Income Fund, 0.30% for the Large Cap Growth Fund and 0.25% for the International Equity Fund.   None of the waived fees can be recaptured in subsequent periods.

Riverbridge Partners, LLC (“Riverbridge”) serves as the investment sub-adviser to the Large Cap Growth Fund. Under the terms of an agreement between FNB and Riverbridge, FNB pays Riverbridge a monthly fee at the annual rate of 0.45% of the average daily net assets of the Large Cap Growth Fund. Riverbridge has contractually agreed to waive certain of its fees until July 31, 2010 at the annual rate of 0.10% of the Fund’s average daily net assets.  None of the waived fees can be recaptured in subsequent periods.

KBC Asset Management International Ltd. (“KBCAM”), a subsidiary of KBCAM Limited, serves as the investment sub-adviser to the International Equity Fund. Under the terms of an agreement between FNB and KBCAM, FNB pays KBCAM a monthly fee at the annual rate of 0.50% of the average daily net assets of the International Equity Fund.

Please refer to Note 8. Subsequent Events, for further discussion of related party changes effective May 3, 2010.

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2010

FNBO also serves as custodian for each of the Funds, with the exception of the International Equity Fund, for which UBOC serves as custodian. FNBO, as custodian, receives compensation from each of the Funds for its services in an amount equal to a fee, computed daily and payable monthly, at an annual rate of 0.03% of each Fund’s average daily net assets.

UBOC receives as compensation from the International Equity Fund a fee, computed daily and paid quarterly, at an annual rate of 0.065% of the Fund’s average daily net assets, subject to a minimum fee of $10,000 annually plus certain out-of-pocket expenses.

DST Systems, Inc. serves as transfer agent for the Funds, whose functions include disbursing dividends and other distributions. FNBO serves as a Co-Administrator of the Funds.  Prior to December 19, 2009, Citi Fund Services Ohio, Inc. (“Citi”) served as a Co-Administrator of the Funds.  Effective December 19, 2009, Jackson Fund Services (“JFS”) serves as a Co-Administrator of the Funds.  As compensation for its administrative services, each Co-Administrator is entitled to a fee, calculated daily and paid monthly based on the Funds’ average daily net assets. FNBO receives 0.07% of the Funds’ average daily net assets. Prior to October 1, 2009, Citi received a fee based on an annual rate of 0.08% of the Funds’ first $600 million of average daily net assets, 0.04% of the Funds’ average daily net assets between $600 million and $800 million and 0.03% of the Funds’ average daily net assets over $800 million, subject to a minimum annual Company complex fee of $240,000.    Effective October 1, 2009 through December 18, 2009, Citi as a Co-Administrator received a fee based on an annual rate of 0.088% of the Funds’ first $600 million of average daily net assets, 0.044% of the Funds’ average daily net assets between $600 million and $800 million and 0.033% of the Funds’ average daily net assets over $800 million, subject to a minimum annual Company complex fee of $264,000.  Citi also served as fund accountant and, as such, was entitled to certain out-of-pocket expenses.  Effective December 19, 2009, JFS receives a fee based on an annual rate of 0.085% of the Funds’ first $500 million of average daily net assets, 0.050% of the Funds’ average daily net assets between $500 million and $1 billion and 0.040% of the Funds’ average daily net assets over $1 billion.

Prior to December 19, 2009, under a Compliance Services Agreement between the Funds and Citi (the “Compliance Agreement”), Citi made an employee available to serve as the Funds’ AML Compliance Officer and Chief Compliance Officer (the “CCO”).  Under the Compliance Agreement, Citi also provided infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO.  For the services provided under the Compliance Agreement, the Funds paid Citi $75,959 for the period ended December 18, 2009, including certain out-of-pocket expenses. Citi paid the salary and other compensation earned by any such individuals as employees of Citi.  Effective December 21, 2009, Beacon Hill Fund Services, Inc. (“Beacon Hill”) began providing the Funds’ AML Compliance Officer and CCO services.  For the services provided under a new Fund Compliance Services Agreement, the Funds paid Beacon Hill $25,910 for the period December 21, 2009 through March 31, 2010, including certain out-of-pocket expenses.

The advisers, sub-advisers, custodian and the Co-Administrators may periodically volunteer to reduce all or a portion of their fees with respect to one or more of the Funds.  These voluntary waivers may be terminated at any time.  The reduction of such fees will cause the yield and total return of any Fund to be higher than it would be in the absence of such reductions. These waivers are not subject to recoupment in subsequent fiscal periods.  Fees voluntarily waived during the year ended March 31, 2010 were as follows:

	Advisory	Custodian
	Fees Waived	Fees Waived
Short-Intermediate Bond Fund	$ -	$ 9,225
Income Fund	-	8,630
Balanced Fund	-	3,846
Core Equity Fund	-	14,225
Large Cap Growth Fund	44,568	9,894
Growth Opportunities Fund	-	8,421
Small Company Fund	-	7,721
International Equity Fund	32,220	-

Northern Lights Distributors, LLC acts as distributor for each of the Funds pursuant to an Underwriting Agreement with the Company.   Fees paid to Northern Lights Distributors, LLC under the agreement are included in Other Fees in the Statements of Operations.

The Company has adopted an Administrative Services Plan, which allows the Funds to charge a shareholder services fee, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, that may include the advisers, their correspondent and affiliated banks and FNBO (each a “Service Organization”). Under the Administrative Services Plan, the Funds may enter into a Servicing Agreement with a Service Organization whereby such Service Organization agrees to provide certain record keeping and/or administrative support services for their customers or account holders who are the beneficial or record owner of the shares of a Fund. The Funds’ maintain Servicing Agreements, one of which with FNBO provides that the FNBO receives an annual fee at the rate of 0.25% of the average aggregate net asset value of the Funds held during the period by customers for whom FNBO provided services under the Servicing Agreement. The amounts charged to the Funds and paid to FNBO for shareholder service fees are reported within the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2010

4. Investment Transactions
The aggregate purchases and sales of securities, excluding U.S. government securities and short-term investments (maturing less than one year from acquisition), for the year ended March 31, 2010 were as follows:

	Purchases	Sales		Purchases	Sales
Short-Intermediate Bond Fund	$ 34,959,857	$ 11,750,428	Large Cap Growth Fund	$ 36,769,552	$ 9,087,202
Income Fund	16,120,429	10,670,739	Growth Opportunities Fund	33,025,765	28,427,588
Balanced Fund	13,483,629	15,705,070	Small Company Fund	23,714,170	14,533,881
Core Equity Fund	30,982,071	21,368,838	International Equity Fund	122,347,018	112,821,740

The aggregate purchases and sales of long-term U.S. Government securities for the year ended March 31, 2010 were as follows:

	Purchases	Sales
Short-Intermediate Bond Fund	$ 17,562,630	$ 24,120,344
Income Fund	28,052,975	29,254,404
Balanced Fund	3,673,105	1,790,292

5. Capital Share Transactions
The Company is authorized to issue a total of 1,000,000,000 shares of common stock, 999,999,990 of which may be issued in series with a par value of $0.00001 per share. The Board is empowered to allocate such shares among different series of the Company’s shares without shareholder approval.

6. Federal Income Taxes
It is each Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders sufficient to relieve it from all, or substantially all, Federal income taxes. Therefore, no provision is made for Federal income taxes.

Withholding taxes on foreign dividends have been paid or provided for in accordance with each applicable country’s tax rules and rates.

At March 31, 2010, the cost basis, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/depreciation, undistributed net ordinary income and undistributed net long-term capital gain for federal income tax purposes were as follows:

	Tax	Gross	Gross	Net Unrealized	Undistributed	Undistributed
	Cost of	Unrealized	Unrealized	Appreciation/	Net Ordinary	Net Long-Term
	Investments	Appreciation	Depreciation	(Depreciation)	Income*	Capital Gain
Short-Intermediate Bond Fund	$69,659,713	$ 2,464,485	$ (1,174,263)	$ 1,290,222	$ 89,782	$ -
Income Fund	59,601,814	2,623,416	(2,535,418)	87,998	204,115	-
Balanced Fund	24,770,596	5,777,285	(218,297)	5,558,988	12,024	-
Core Equity Fund	89,263,424	25,992,898	(3,667,047)	22,325,851	-	-
Large Cap Growth Fund	68,737,835	14,943,839	(2,610,642)	12,333,197	45,013	-
Growth Opportunities Fund	48,619,165	20,451,831	(648,441)	19,803,390	-	-
Small Company Fund	49,735,745	16,641,185	(1,751,095)	14,890,090	418,618	155,744
International Equity Fund	98,522,261	7,144,200	(4,349,919)	2,794,281	1,720,126	-

*Undistributed net ordinary income includes any undistributed net short-term capital gains.

The difference between book-basis and tax-basis amounts are attributable primarily to tax deferral of losses on wash sales, mark to market on investments in passive foreign investment companies and tax amortization/accretion methods for premium and market discount.

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2010

The tax character of dividends and distributions paid during the years ended March 31, 2010 and 2009 were as follows:

	Distributions Paid From
	Ordinary Income		Net Long Term Capital Gains		Return of Capital		Total Distributions Paid*
	2010	2009	2010	2009	2010	2009	2010	2009
Short-Intermediate Bond Fund	$ 2,238,116	$ 2,255,880	$ -	$ -	$ -	$ -	$ 2,238,116	$ 2,255,880
Income Fund	2,755,094	2,462,735	-	-	-	-	2,755,094	2,462,735
Balanced Fund	396,549	611,234	-	544,935	-	-	396,549	1,156,169
Core Equity Fund	742,032	1,071,243	-	1,366,839	5,117	-	747,149	2,438,082
Large Cap Growth Fund	186,642	190,366	-	-	-	-	186,642	190,366
Growth Opportunities Fund	-	269,343	-	5,951,185	-	532,612	-	6,753,140
Small Company Fund	229,424	475,656	-	654,074	-	-	229,424	1,129,730
International Equity Fund	306,779	1,501,267	-	1,019,684	-	-	306,779	2,520,951

* Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

To the extent there are differences between the amounts recognized for financial statements and federal income tax purposes that are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment as indicated below; temporary differences do not require reclassification.  Permanent differences may include but are not limited to the following: Treasury Inflation-Protected Securities, foreign currency reclassifications, market discount, premium and/or paydown reclassifications, reclassifications on the sale of PFIC or REIT securities, net operating losses and distribution adjustments.  These reclassifications for the year ended March 31, 2010 have no impact on net assets.

	Net Increase (Decrease)
	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income	Gain (Loss)	Capital
Short-Intermediate Bond Fund	$ 160,796	$ (160,796)	$ -
Income Fund	(64,144)	64,144	-
Core Equity Fund	(9,067)	14,184	(5,117)
Large Cap Growth Fund	64	(64)	-
Growth Opportunities Fund	59,351	-	(59,351)
Small Company Fund	3,423	(3,423)	-
International Equity Fund	145,520	(145,520)	-

Under current tax law, certain capital losses realized after October 31 and within the taxable year may be deferred and treated as occurring on the first business day of the following fiscal year. For the year ended March 31, 2010, the following Funds deferred to April 1, 2010 post–October capital losses and post-October currency losses of:

Post-October
Losses
Core Equity Fund	$ 234,193
Large Cap Growth Fund	156,659
International Equity Fund	5,894,589

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2010

As of March 31, 2010, the following Funds had net capital loss carryforwards, which are available to offset future net realized capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	2011	2012	2013	2014	2015	2016	2017	2018	Total
Short-Intermediate Bond Fund	$ -	$ -	$ -	$ 730,864	$ 1,593,824	$ 852,078	$ 577,072	$ -	$ 3,753,838
Income Fund	-	-	-	559,914	894,865	267,178	-	-	1,721,957
Balanced Fund	-	-	-	-	-	-	24,286	2,517,410	2,541,696
Core Equity Fund	-	-	-	-	-	-	3,602,240	3,581,672	7,183,912
Large Cap Growth Fund	-	-	-	-	-	6,051	61,409	173,257	240,717
Growth Opportunities Fund	-	-	-	-	-	-	-	8,261,861	8,261,861
International Equity Fund	-	-	-	-	-	-	5,869,614	-	5,869,614

The Funds comply with FASB ASC Topic 740, “Income Taxes”.  FASB ASC Topic 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. FASB ASC Topic 740 includes a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal and the State of Nebraska (e.g., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

7. Regulatory Matters
As disclosed in the 2006 Annual Report, the U.S. Securities and Exchange Commission conducted an examination of FNB related to past payments of certain marketing and other expenses. Subsequently, FNB agreed to pay the Funds $313,681, which was paid in December 2007. This amount was allocated to each Fund based on the average net assets of the Fund on the date of the distribution. The impact to the total return, net expense ratio and net income ratio are disclosed in the Financial Highlights.

8. Subsequent Events
Management has evaluated subsequent events for the Funds through the date the financial statements are available to be issued and has concluded there are no events that require adjustments to the financial statements.

At a special shareholder meeting held on May 3, 2010, the shareholders approved the following proposals effective May 3, 2010:

(1)
A new investment advisory agreement (the “New Investment Advisory Agreement”) between the Company, on behalf of each Fund, and Tributary Capital Management, LLC which is a reorganization of Tributary and FNB (“New Tributary”);

(2)
A new sub-advisory agreement (the “New First National Sub-Advisory Agreement”) between New Tributary and First National Fund Advisors (“FNFA”), a newly-formed division of First National Bank in Fort Collins, Colorado (“FNBFC”), with respect to the Balanced Fund;

(3)	A new sub-advisory agreement (the “New KBCAM Sub-Advisory Agreement”) between New Tributary and KBCAM, with respect to the International Equity Fund;
(4)	A new sub-advisory agreement (the “New Riverbridge Sub-Advisory Agreement”) between New Tributary and Riverbridge, with respect to the Large Cap Growth Fund; and
(5)	The Board’s ability to change the name of the Company and the Funds effective August 1, 2010, as follows:

Existing Name	New Name
First Focus Funds, Inc.	Tributary Funds, Inc.
First Focus Short-Intermediate Bond Fund	Tributary Short-Intermediate Bond Fund
First Focus Income Fund	Tributary Income Fund
First Focus Balanced Fund	Tributary Balanced Fund
First Focus Core Equity Fund	Tributary Core Equity Fund
First Focus Large Cap Growth Fund	Tributary Large Cap Growth Fund
First Focus Growth Opportunities Fund	Tributary Growth Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (concluded)
March 31, 2010

Existing Name	New Name
First Focus Small Company Fund	Tributary Small Company Fund
First Focus International Equity Fund	Tributary International Equity Fund

Under the New Investment Advisory Agreement, the advisory fee rates paid by each of the Funds to New Tributary, the new investment adviser, are the same investment adviser fees effective at March 31, 2010.  Under the New Riverbridge Sub-Advisory Agreement, the annual sub-advisory fees paid by New Tributary to the sub-adviser, are 0.45% of the Balanced Fund’s average daily net assets.  Under the New KBCAM Sub-Advisory Agreement, the sub-advisory fees paid by New Tributary to the sub-adviser for the International Equity Fund are the same fees FNB paid KBCAM effective at March 31, 2010.  Under the New First National Sub-Advisory Agreement, the sub advisory fees paid by New Tributary to the sub-adviser for the Large Cap Growth Fund are the same fees FNB paid Riverbridge effective at March 31, 2010.  The new adviser and sub-advisers contractually agreed to waive the same fees effective at March 31, 2010.  Refer to Note 3, “Related Party Transactions and Fees and Agreements”, for fees and waivers effective at March 31, 2010.

At its meeting on May 19, 2010, the Board adopted a resolution changing the dividend policy such that income distributions for the Core Equity Fund, Large Cap Growth Fund and Small Company Fund will be declared and paid on an annual basis instead of a monthly basis.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
First Focus Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of First Focus Funds, Inc. – Short-Intermediate Bond Fund, Income Fund, Balanced Fund, Core Equity Fund, Large Cap Growth Fund, Growth Opportunities Fund, Small Company Fund, and International Equity Fund (the Funds), including the schedules of portfolio investments, as of March 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with custodians and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2010, the results of their operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
May 24, 2010

ADDITIONAL FUND INFORMATION (UNAUDITED)
March 31, 2010

Proxy Voting Policy
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-662-4203.  The information also is included in the Company’s Statement of Additional Information, which is available on the Fund’s website at www.firstfocusfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by writing to the Company at P.O. Box 219022, Kansas City, Missouri, 64141-6002, by calling 1-800-662-4203 and on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Holdings
The Company files a complete list of its portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  Forms N-Q are available free of charge on the Securities and Exchange Commission’s website at http://www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Federal Income Tax Information
For the year ended March 31, 2010, the Funds had no long-term capital gain distributions.

For the year ended March 31, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%.  Complete information will be reported in conjunction with your 2010 Form 1099-DIV.

For the year ended March 31, 2010, the following percentages of the total ordinary income distributions paid by the following Funds during the year represent qualified dividend income:

Qualified
Dividend Income
Balanced Fund	62.82%
Core Equity Fund	100.00%
Large Cap Growth Fund	100.00%
Small Company Fund	100.00%
International Equity Fund	100.00%

The International Equity Fund intends to elect to pass through to shareholders the taxes paid to foreign countries. Foreign source income and foreign tax per outstanding share on March 31, 2010 are as follows:

	Foreign	Foreign
	Source Income	Tax Expense
International Equity Fund	$ 0.03	$ 0.02

The pass-through of the foreign taxes paid will only affect those persons who are shareholders on the dividend record date in December 2010. These shareholders will receive more detailed information along with their 2010 Form 1099-DIV.

ADDITIONAL FUND INFORMATION (UNAUDITED) (continued)
March 31, 2010

The following Funds designates the following percentage of distributions eligible for the dividends received deduction for corporations:

Dividends
Received
Deduction
Balanced Fund	53.14%
Core Equity Fund	100.00%
Large Cap Growth Fund	100.00%
Small Company Fund	100.00%

Table of Shareholder Expenses
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2009 through March 31, 2010.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value Account Value		During Period*	During Period**
	10/1/09	3/31/10	10/1/09 - 3/31/10	10/1/09 - 3/31/10
Short-Intermediate Bond Fund	$1,000.00	$1,027.00	$4.40	0.87%
Income Fund	1,000.00	1,037.20	4.01	0.79
Balanced Fund	1,000.00	1,126.70	7.26	1.37
Core Equity Fund	1,000.00	1,100.50	6.13	1.17
Large Cap Growth Fund	1,000.00	1,106.10	6.93	1.32
Growth Opportunities Fund	1,000.00	1,162.80	6.31	1.17
Small Company Fund	1,000.00	1,149.30	7.13	1.33
International Equity Fund	1,000.00	1,036.20	7.36	1.45

* Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**Annualized.

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on each of the First Focus Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

ADDITIONAL FUND INFORMATION (UNAUDITED) (concluded)
March 31, 2010

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value Account Value		During Period*	During Period**
	10/1/09	3/31/10	10/1/09 - 3/31/10	10/1/09 - 3/31/10
Short-Intermediate Bond Fund	$1,000.00	$1,020.59	$4.38	0.87%
Income Fund	1,000.00	1,020.98	3.98	0.79
Balanced Fund	1,000.00	1,018.11	6.89	1.37
Core Equity Fund	1,000.00	1,019.10	5.89	1.17
Large Cap Growth Fund	1,000.00	1,018.35	6.64	1.32
Growth Opportunities Fund	1,000.00	1,019.11	5.89	1.17
Small Company Fund	1,000.00	1,018.29	6.69	1.33
International Equity Fund	1,000.00	1,017.68	7.29	1.45

* Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**Annualized.

Advisory and Sub-Advisory Agreement Approval (UNAUDITED)
March 31, 2010

On February 24, 2010, the Board of the Company, including all of the Directors who are not parties to any of the investment advisory or sub-advisory agreements for the Company or “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of any party to such agreements (the “Independent Directors”) approved (i) an Investment Advisory Agreement dated May 3, 2010, between the Funds and Tributary Capital Management, LLC (“Tributary”), the investment adviser of the Funds; (ii) an Investment Sub-Advisory Agreement dated May 3, 2010, between Tributary and KBC Asset Management International Limited (“KBC”), the investment sub-adviser of the International Equity Fund; (iii) an Investment Sub-Advisory Agreement dated May 3, 2010, between Tributary and Riverbridge Partners, LLC (“Riverbridge”), the investment sub-adviser for the Large Cap Growth Fund; and (iv) an Investment Sub-Advisory Agreement dated May 3, 2010, between Tributary and First National Bank (Fort Collins), doing business as First National Fund Advisers (“FNFA”), the investment sub-adviser of the Balanced Fund.  When considering the agreements noted above, the Board also considered the internal reorganization at First National of Nebraska, Inc. (“FNNI”), the parent company to the Funds’ existing advisers (the “Reorganization”).  The investment advisory and sub-advisory contracts considered and approved by the Board were submitted to and approved by a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of each Fund at the Special Meeting of Shareholders of the Funds held on May 3, 2010.

Tributary Capital Management, LLC

In its deliberations, the Board did not identify any single piece of information that was controlling or determinative for its decision respecting the investment advisory agreement with Tributary.  However, the following are the Board’s conclusions respecting the material factors the Board considered when approving the investment advisory agreement with Tributary.

Nature, Extent and Quality of Services to be Provided by the Investment Adviser.  The Board received and considered a variety of information pertaining to the nature, extent, and quality of services to be provided by the reorganized Tributary following the Reorganization (“New Tributary”).  The Board recognized that New Tributary would remain the investment adviser to the existing Tributary-advised Funds, and that KBC and Riverbridge would (subject to approval later on at the meeting) continue to sub-advise the First Focus International Equity Fund and the First Focus Large Cap Growth Fund, respectively.  Accordingly, the Board paid particular attention to the impact that the Reorganization would have on the management of the First Focus Short-Intermediate Bond Fund, the First Focus Income Fund, the First Focus Core Equity Fund, the First Focus Large Cap Growth Fund, the First Focus Small Company Fund, and the First Focus International Equity Fund (the Funds not previously advised by Tributary).  Representatives of Tributary and FNB Advisers discussed with the Board the philosophy of management, performance expectations, and methods of operation of FNB Advisers insofar as they related to the Company and indicated their belief that, as a consequence of the Reorganization, the resources of New Tributary would enhance the operations and service capabilities of New Tributary.  In its review of the nature, extent, and quality of services to be provided by New Tributary to the Funds, the Board also considered the following:

•	The professional qualifications and experience of the portfolio management teams for each of the Funds are expected to remain in place following the closing of the Reorganization.

•
The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of New Tributary should benefit the Funds following the closing of the Reorganization.

•	New Tributary’s organization, resources, and research capabilities will be substantially identical with those of FNB Advisers.

•	There is an apparent absence of potential conflicts of interest in having New Tributary serve as the sole investment adviser to the Funds.

•
New Tributary will not be bound by any capital limitations of its former direct parent company, which the Board believes could allow New Tributary to offer additional advisory services to benefit the Company and the Funds.

•
The Board found no material compliance, regulatory, or litigation concerns, and the Board reviewed New Tributary’s compliance strategies and found them in line with those of FNB Advisers and Tributary.  The Board confirmed that New Tributary has adopted and maintained written procedures, which are in accordance with the Investment Advisers Act of 1940, as amended (“Advisers Act”), and consistent with the standards set forth in the 1940 Act.

•	New Tributary’s portfolio transaction execution and soft dollar policies and practices are consistent with those currently followed by FNB Advisers and Tributary.

•	New Tributary’s operations and facilities would include the current operations and facilities of FNB Advisers.

•	New Tributary’s policies and procedures for allocating transactions among accounts would remain consistent with those currently followed by FNB Advisers and Tributary.

Advisory and Sub-Advisory Agreement Approval (UNAUDITED) (continued)
March 31, 2010

•
The range of New Tributary’s service offerings, including investment analysis, investment management, trading of portfolio securities, proxy voting, valuation of portfolio securities, administering the Funds’ business affairs, and providing accounting, legal, compliance, record-keeping, and related services, would remain consistent with those currently provided by FNB Advisers and Tributary.

After reviewing this information and discussing it with representatives of Tributary and FNB Advisers, the Board concluded that it was satisfied with the nature, extent, and quality of the services to be provided by New Tributary.  In particular, the Board determined that the FNB- Advised Funds would benefit from having New Tributary serve as their investment adviser, as a result of the greater depth of the portfolio management team and greater distribution opportunities.

Investment Performance.  The Board received information regarding the performance of Funds currently managed by Tributary and FNB Advisers.  Because of the combination of personnel and resources at the closing of the Reorganization, the Board determined that the investment experience of New Tributary would be sufficient to sustain, and even improve, the investment performance of the Funds currently managed by FNB Advisers and Tributary separately.  The Board noted that the investment objective and principal investment strategies of each Fund are expected to continue substantially unchanged.  The Board also noted that the investment performance of each Fund for the three months and year ended December 31, 2009, had been comparable to, and in some cases exceeded, fund indices for the same periods.

Cost of Services Provided and Profitability.  The Board considered projected assets under management of New Tributary and determined that, based on the limited size of assets under management, fee breakpoints were not justified.  The Directors reviewed and considered the advisory fee that would be payable by each Fund to New Tributary in light of the nature, extent, and quality of the management services expected to be provided by New Tributary, including any fee waivers and/or expense reimbursement arrangements currently in place and expected to continue following the closing of the Reorganization.  The Board noted that all current advisory fees, which the Board had previously determined to be fair and reasonable, were expected to continue at their existing rates.  The Board also noted that all current fee waivers were also expected to continue following the closing of the Reorganization.  Additionally, the Directors received and considered information comparing each Fund’s advisory fees and overall expenses with those of comparable funds.  The Board considered that other investment advisers managing certain other mutual funds with similar investment objectives or principal investment strategies as the Funds may charge lower management fees than those proposed by New Tributary.  The Board also considered New Tributary’s projected and historical revenues, costs, assets, liabilities, and profitability in relation to the fees payable to New Tributary following the closing of the Reorganization.  The Board noted that New Tributary, not the Funds or the Company, would pay the sub-advisory fees to KBC, Riverbridge and FNFA.

The Board also evaluated New Tributary’s proposed method for determining compensation for each portfolio manager.  It was determined that following the Reorganization, New Tributary will pay portfolio managers a fixed salary based upon experience and market norms.  Further, it was determined that participation in the parent organization’s defined contribution (401k) plan is voluntary and each portfolio manager is eligible to receive a bonus, which is paid annually and calculated as a percentage of base salary and is dependent upon Fund pre-tax performance versus Fund benchmarks.

Based on the foregoing information, the Board concluded that the proposed advisory fees and total expenses to be borne by the Funds under the investment advisory agreement with Tributary are reasonable in relation to the services to be provided, and that the investment adviser’s level of profitability from its proposed investment advisory agreement with Tributary with the Funds also was reasonable.  Additionally, given the nature and quality of New Tributary’s expected services, the benefits expected to be received by the Funds, and the nature and extent of expected non-advisory services offered by New Tributary, the Board found New Tributary’s proposed fee acceptable.

Economies of Scale.  The Board considered a variety of other benefits to be realized by New Tributary as a result of New Tributary’s relationship with the Funds, including fees for administrative services provided for the benefit of certain Funds.  The Board has reviewed New Tributary’s portfolio trading practices and evaluated them in light of the current practices of the Current Advisers.  The Board took these ancillary benefits into account in evaluating the reasonableness of the advisory fees paid to New Tributary.  The Board also noted that New Tributary may realize modest economies of scale based on the Reorganization and synergies of operations, but noted that the small number of investment professionals and limited amount of assets under management would allow for very few economies of scale from the Reorganization.

Adviser Financial Information. The Board reviewed information regarding New Tributary’s projected costs of providing services to the Funds, including personnel, systems, and the resources of investment, compliance, trading, accounting, and other administrative operations.  It considered New Tributary’s projected costs and willingness to invest in technology, infrastructure, and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel.  It noted information received regarding the compensation structure for New Tributary’s investment professionals.  The Board noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance to the Funds in that environment of New Tributary’s long-term profitability for maintaining its independence, company culture, and management continuity.  The Board concluded that the Funds’ advisory fee structures under the investment advisory agreement with Tributary reflected a reasonable sharing of benefits between New Tributary and the Funds’ shareholders.  The Board also considered the financial capabilities and balance sheet of, New Tributary's respective direct and indirect owners.  Based on that information and the

Advisory and Sub-Advisory Agreement Approval (UNAUDITED) (continued)
March 31, 2010

historical financial stability of New Tributary parent company as it relates to the previous operations of FNB Advisers and Tributary, the Board concluded that New Tributary would be sufficiently capitalized to satisfy its obligations to the Funds.

Employment Arrangements.  The Board also considered the consistency of the portfolio managers following the Reorganization.  It was determined that as a result of the Reorganization, personnel of FNB Advisers who currently manage FNB-Advised Funds are expected to continue managing these Funds as personnel of New Tributary.  Further, the Board considered that New Tributary does not intend to make any material changes to Tributary’s or FNB Advisers’ human or other resources that would adversely impact New Tributary’s ability to provide the same quality of advisory services that it has provided in the past.  Finally, the Board considered its familiarity and relationships with the existing portfolio managers of the Funds and its satisfaction with the experience and qualifications of such portfolio managers.

Legal Considerations.  Based on information provided by Tributary and its independent counsel, the Board believes applicable federal and state legal requirements will continue to be satisfied after the Reorganization.  The Board conducted a review of New Tributary and its affiliates’ history of regulatory compliance and found the results to be satisfactory.  The Board also considered Tributary’s prior ability to satisfy compliance obligations.  Additionally, the Board reviewed Tributary’s current Code of Ethics and found no material discrepancies between it and FNB’s existing Code of Ethics.  The Board is not aware of any pending or anticipated legal proceedings or investigations involving Tributary or its affiliates.

Other Considerations.  Because the Board noted the current investment advisory agreements and the investment advisory agreement with Tributary are substantially identical, the Board also considered the information that had been received, the factors that had been identified, and the conclusions that had been reached by the Board in connection with its most recent approval or continuance of each Fund’s current investment advisory agreement.  The Board also identified and considered the benefits that are anticipated to accrue to Tributary because of its relationship with the Funds.  It was determined that such benefits include greater assets under management, resulting in recruiting high quality staff, supporting research services, more favorable commission rates, and enhanced marketing.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including its Independent Directors, concluded that the terms of the investment advisory agreement with Tributary are fair and reasonable and concluded that the fees to be charged by Tributary under its agreement are reasonable in light of the services that Tributary provides to the Funds it advises.

KBC Asset Management International Limited

In its deliberations, the Board did not identify any single piece of information that was controlling or determinative for its decision respecting the investment sub-advisory agreement with KBC.  However, the following are the Board’s conclusions respecting the material factors the Board considered when approving the investment sub-advisory agreement with KBC.

Nature, Extent, and Quality of Services to be Provided by KBC.  The Board received and considered a variety of information pertaining to the nature, extent, and quality of services to be provided by KBC under the investment sub-advisory agreement with KBC.  The Board reviewed biographical information for each portfolio manager employed by KBC who would be providing services under the investment sub-advisory agreement with KBC and noted the breadth and depth of experience presented.  The Board evaluated the nature, quality, and extent of KBC’s services, including its reputation, expertise, and resources in international financial markets.  The Board noted the apparent absence of potential conflicts of interest.  The Board also evaluated KBC’s organization, resources, and research capabilities, which the Board noted would not change under the investment sub-advisory agreement with KBC.  The Board also reviewed KBC’s portfolio transaction execution and soft dollar policies and practices, which the Board found consistent with those currently followed by KBC.  The Board found KBC’s policies and procedures for allocating transactions among accounts to be consistent with those currently followed by KBC.

Investment Performance.  The Board was provided with a comparison of the International Equity Fund’s performance with that of a Lipper peer group identified by KBC of substantially similar mutual funds and concluded that the Fund’s performance was in line with its peer group for the one-year, five-year and ten-year periods.  In addition, the Board determined that the Fund performed in line with its stated benchmark, the MSCI EAFE Index.

Cost of Services Provided and Profitability.  The Board reviewed the rate of KBC’s sub-advisory fee in relation to the nature, extent, and quality of services to be provided by KBC, based on the financial information provided by KBC.  The Board compared the International Equity Fund’s advisory fees and total expense ratios to those of a peer group of substantially similar mutual funds.  The Board noted that KBC did not employ breakpoints in their fee arrangements, which would benefit shareholders as the International Equity Fund grew.  However, KBC had voluntarily waived a portion of its fee in order to keep total expenses down, and the Board expected this fee waiver to continue following the closing of the Reorganization.  Based on the information provided to the Board, the Board determined that the sub-advisory fee payable to KBC is fair and reasonable in light of the services to be provided, the profitability of KBC’s relationship with the International Equity Fund, and the comparability of the proposed fee to fees paid by similar mutual funds.   The Board also noted that KBC’s sub-advisory fee under the investment sub-advisory agreement with KBC did not increase current sub-advisory fees or overall operating expenses of the International Equity Fund over historical fee and expense levels.

Advisory and Sub-Advisory Agreement Approval (UNAUDITED) (continued)
March 31, 2010

Economies of Scale.  The Board noted that KBC’s total assets under management, and current economies of scale, will not change as a result of the Reorganization and the investment sub-advisory agreement with KBC.  Accordingly, the Board determined that utilizing a breakpoint system in the Fund’s fee structure to account for economies of scale would not be appropriate at this time.

Employment Arrangements.  The Board considered KBC’s current personnel, as well as its plans for attracting and retaining high quality investment professionals and concluded that KBC was successful in recruiting high-quality investment professionals given their location, culture and compensation structure.

Legal Consideration.  The Board reviewed KBC’s compliance program, including the procedures adopted and maintained by KBC.  The Board noted that these procedures were in accordance with the Advisers Act, and that the compliance program was generally consistent with the standard set forth under the 1940 Act.  The Board also reviewed KBC’s Code of Ethics, which the Board found generally in line with the Code of Ethics of other investment advisers, including that of New Tributary.

Other Considerations.  The Board noted that there are no other tangible benefits to KBC in providing investment sub-advisory services to the International Equity Fund, other than the fee to be earned under the investment sub-advisory agreement with KBC.  There may be certain intangible benefits gained to the extent that serving the Fund could enhance KBC’s reputation in the marketplace, and, therefore, would enable it to attract additional client relationships.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including its Independent Directors, concluded that the terms of the investment sub-advisory agreement with KBC are fair and reasonable and concluded that the fees to be charged by KBC under its agreement are reasonable in light of the services that KBC provides to the International Equity Fund.

Riverbridge Partners, LLC

In its deliberations, the Board did not identify any single piece of information that was controlling or determinative for its decision respecting the investment sub-advisory agreement with Riverbridge.  However, the following are the Board’s conclusions respecting the material factors the Board considered when approving the investment sub-advisory agreement with Riverbridge.

Nature, Extent, and Quality of Services to be Provided by Riverbridge.  The Board received and considered a variety of information pertaining to the nature, extent, and quality of services to be provided by Riverbridge under the investment sub-advisory agreement with Riverbridge.  The Board reviewed biographical information for each portfolio manager employed by Riverbridge who would be providing services under the investment sub-advisory agreement with Riverbridge and noted the breadth and depth of experience presented.  The Board evaluated the nature, quality, and extent of Riverbridge’s services, including its reputation, expertise, and resources in domestic financial markets.  The Board noted the apparent absence of potential conflicts of interest.  The Board also evaluated Riverbridge’s organization, resources, and research capabilities, which the Board noted would not change with the adoption of the investment sub-advisory agreement with Riverbridge.  The Board also reviewed Riverbridge’s portfolio transaction execution and soft dollar policies and practices, which the Board found would not change.  The Board found Riverbridge’s policies and procedures for allocating transactions among accounts to be consistent with those currently followed by Riverbridge.

Investment Performance.  The Board was provided with a comparison of the Large Cap Growth Fund’s performance with that of a Lipper peer group of substantially similar investment companies identified by Riverbridge, and concluded that the Fund performed in the top quartile of its peer group for the one-year period.  It was determined that the Fund has not reached the three-year anniversary, so the Board could not evaluate that performance timeframe.

Cost of Services Provided and Profitability.  The Board reviewed the rate of Riverbridge’s sub-advisory fee in relation to the nature, extent, and quality of services to be provided by Riverbridge, based on the financial information provided by Riverbridge.  The Board evaluated the Large Cap Growth Fund’s advisory fees and total expense ratios to those of a peer group of substantially similar investment companies.  The Board noted that Riverbridge had voluntarily waived a portion of its fee, which brought it below the Lipper peer group average.  Riverbridge’s fee waiver is expected to continue following the closing of the Reorganization.  Based on the information provided to the Board, the Board determined that the sub-advisory fee payable to Riverbridge is fair and reasonable in light of the services to be provided, the profitability of Riverbridge’s relationship with the Large Cap Growth Fund, and the comparability of the proposed fee to fees paid by similar investment companies.  The Board also noted that Riverbridge’s sub-advisory fee under the investment sub-advisory agreement with Riverbridge did not increase current sub-advisory fees or overall operating expenses of the Large Cap Growth Fund over historical fee and expense levels.

Economies of Scale.  The Board noted that Riverbridge’s total assets under management, and current economies of scale, will not change as a result of the Reorganization and the investment sub-advisory agreement with Riverbridge.  Accordingly, the Board determined that utilizing a break point system in the Fund’s fee structure to account for economies of scale would not be appropriate at this time.

Advisory and Sub-Advisory Agreement Approval (UNAUDITED) (continued)
March 31, 2010

Employment Arrangements.  The Board considered Riverbridge’s current personnel, as well as its plans for attracting and retaining high quality investment professionals, and concluded since all members of the investment team are owners of the company, that Riverbridge therefore has a firm commitment to the longevity of the organization.

Legal Consideration.  The Board reviewed Riverbridge’s compliance program, including the procedures adopted and maintained by Riverbridge.  The Board noted that these procedures were in accordance with the Advisers Act, and that the compliance program was generally consistent with the standard set forth under the 1940 Act.  The Board also reviewed Riverbridge’s Code of Ethics, which the Board found generally in line with the Code of Ethics of other investment advisers to the Funds, including that of New Tributary.

Other Considerations.  The Board noted that there are no other tangible benefits to Riverbridge in providing investment sub-advisory services to the Large Cap Growth Fund, other than the fee to be earned under the investment sub-advisory agreement with Riverbridge.  Further, the Board noted that there may be certain intangible benefits gained to the extent that serving the Fund could enhance Riverbridge’s reputation in the marketplace, and, therefore, would enable it to attract additional client relationships.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including its Independent Directors, concluded that the terms of the investment sub-advisory agreement with Riverbridge are fair and reasonable and concluded that the fees to be charged by Riverbridge under its agreement are reasonable in light of the services that Riverbridge provides to the Large Cap Growth Fund.

First National Fund Advisers

In its deliberations, the Board did not identify any single piece of information that was controlling or determinative for its decision respecting the investment sub-advisory agreement with FNFA.  However, the following are the Board’s conclusions respecting the material factors the Board considered when approving the investment sub-advisory agreement with FNFA.

Nature, Extent, and Quality of Services to be Provided by FNFA.  The Board received and considered a variety of information pertaining to the nature, extent, and quality of services to be provided by FNFA under the investment sub-advisory agreement with FNFA.  The Board reviewed biographical information for each portfolio manager to be employed by FNFA following the closing of the Reorganization who would be providing services under the investment sub-advisory agreement with FNFA and noted the breadth and depth of experience presented.  The Board evaluated the nature, quality, and extent of FNFA’s services, including its expertise, and resources in domestic financial markets.  The Board noted the apparent absence of potential conflicts of interest.  The Board also evaluated FNFA’s organization, resources, and research capabilities, which the Board noted were consistent with those of Tributary.  Because FNFA is a newly formed entity, the Board requested and evaluated FNFA’ organizational documents, including its proposed registration with the U.S. Securities and Exchange Commission, which it found acceptable.  The Board also reviewed FNFA’s portfolio transaction execution and soft dollar policies and practices, which the Board found consistent with those followed by Tributary.  The Board found FNFA’s policies and procedures for allocating transactions among accounts to be consistent with those currently followed by Tributary.  The Board reviewed the profit and loss statement of FNFA and determined it is financially sound and capable of fulfilling its obligations under the investment sub-advisory agreement with FNFA.  It was noted that Kurt Spieler has been Managing Director of current Tributary and will continue to manage FNFA providing no change in management.

Investment Performance.  The Board noted that all of FNFA’s investment strategies will be team managed and noted FNFA’s focus on using data, technology, and sophisticated analytical methods to evaluate and project expected returns.  The Board recognized that the investment objective and principal investment strategies of the Balanced Fund are expected to continue substantially unchanged under the investment sub-advisory agreement with FNFA.  The Board believes clarifying the responsibility for the Balanced Fund’s investment performance will produce greater accountability to the Balanced Fund’s shareholders.  The Board also reviewed the Lipper “peer group” identified by FNFA as an appropriate benchmark for evaluating the performance to be achieved by FNFA for the Balanced Fund.  The Board concluded that the Balanced Fund ranked highly in its peer group for the one-year, three-year, five-year and ten-year periods, ranking first in the group for the ten-year period ended December 31, 2009.

Cost of Services Provided and Profitability.  The Board reviewed the rate of FNFA’s sub-advisory fee in relation to the nature, extent, and quality of services to be provided by FNFA, based on the financial projections provided by FNFA.  The Board noted the consistency of the proposed sub-advisory fees with current sub-advisory fees charged by similar sub-advisers for comparable funds with comparable objectives.  It was determined that New Tributary, not the Balanced Fund or the Company, will pay the sub-advisory fee to FNFA.

The Board also considered FNFA’s method for determining the compensation of each portfolio manager.  The Board noted that the compensation program is a combination of base salary and a performance bonus.  Further, the Board noted that the percentage of each piece of the compensation program varies by investment professional.  It was determined that in terms of the base salary and performance bonus, approximately 70% of the compensation is salary with the remaining 30% based on relative investment performance.  It was also determined that the investment performance portion is based on a rolling one-year (50%) and three-year (50%) relative performance versus the respective peer group.  Further, the Board noted for the Balanced Fund, the peer group is the Morningstar Moderate Allocation Category.  The Board determined that the performance bonus payout is based on a sliding scale with 0% for average performance and a maximum payout at top twentieth percentile performance.  The Board noted that

Advisory and Sub-Advisory Agreement Approval (UNAUDITED) (concluded)
March 31, 2010

the compensation program is not based on the value of the assets in the Fund.  The Board found this method to be consistent with methodologies used by current investment advisers to the Funds.

Economies of Scale.  The Board noted that FNFA is not projected to achieve economies of scale in connection with, or immediately following, the Reorganization.  Accordingly, the Board determined that utilizing a break point system in the Balanced Fund’s fee structure to account for economies of scale would not be appropriate at this time.

Employment Arrangements.  The Board considered FNFA’s current personnel, as well as its plans for attracting and retaining high quality investment professionals.  The Board discussed the plan for the day-to-day management of the Balanced Fund and the co-managers responsible for the Balanced Fund and their respective roles.

Legal Consideration.  The Board reviewed FNFA’s compliance program, including the procedures to be adopted and maintained by FNFA.  The Board noted that these procedures were in accordance with the Advisers Act and that the compliance program was generally consistent with the standard set forth under the 1940 Act.  The Board also reviewed FNFA’s Code of Ethics, which the Board found consistent with the Code of Ethics of other investment advisers, including that of New Tributary.  The Board also considered the internal controls that FNFA intends to establish, which include compliance policies and procedures, on-going training, and an on-site Chief Compliance Officer, Celeste Blackburn, CFA.  The Board is not aware of any pending or anticipated legal proceedings or investigations involving FNFA.

Other Considerations.  The Board noted that there are no other tangible benefits to FNFA in providing investment advisory services to the Balanced Fund, other than the fee to be earned under the investment sub-advisory agreement with FNFA.  Further, the Board noted that there may be certain intangible benefits gained to the extent that serving the Fund could enhance FNFA’s reputation in the marketplace, and, therefore, would enable it to attract additional client relationships.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including its Independent Directors, concluded that the terms of the investment sub-advisory agreement with FNFA are fair and reasonable and concluded that the fees to be charged by FNFA under its agreement are reasonable in light of the services that FNFA provides to the Balanced Fund.

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DIRECTORS AND OFFICERS
March 31, 2010

Overall, responsibility for management of the Company rests with its Board, which is elected by the shareholders of the Company.  The Company is managed by the Directors in accordance with the laws governing corporations in Nebraska. The Board oversees all of the Funds. Directors serve until their respective successors have been elected and qualified or until their earlier death, resignation or removal. The Directors elect the officers of the Company to supervise its day-to-day operations.

Information about the Directors and officers of the Company is set forth below.  The Funds’ Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 1-800-662-4203.

Name, Address1, Age, and Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors
Robert A. Reed Age 70 Director	Indefinite; Since 1994.	President and Chief Executive Officer, Physicians Mutual Insurance Company and Physicians Life Insurance Company (1974 – present).	8	None.
Gary D. Parker Age 65 Director	Indefinite; Since 2004.	Retired. Chief Executive Officer and Chairman, Lindsay Manufacturing Co., a publicly owned Manufacturer of farm irrigation systems, for more than Five years. No other directorships.	8	None.
John J. McCartney2 Age 66 Director	Indefinite; Since May 2010.	Retired. Executive Vice President and Chief Financial Officer, Zurich Insurance Group North America (August 2002 – June 2007); President and Chief Executive Officer, Empire Fire and Marine Insurance Companies (October 1993 – August 2002).	8	None.
Interested Director
Michael Summers3 Age 45 Director/President	Indefinite; Since 2007.	Chief Financial Officer of First National Nebraska, Inc. (“FNNI”), (November 2006 – present); Chief Financial Officer, Transgenomic, Inc. (August 2004 – November 2006); General Manager of C&A Industries (February 2003 – August 2004).	8	None.
Officers
Daniel W. Koors4 Age: 39 Treasurer	Indefinite; Since December 2009.
Senior Vice President of Jackson National Asset Management (“JNAM”) and Jackson Fund Services (“JFS”), a division of JNAM, (2009 – present); Chief Financial Officer of JNAM and JFS (2007 – present); Vice President, Treasurer and Chief Financial Officer of investment companies advised by JNAM (2006 – present).  Formerly, Assistant Vice President – Fund Administration of Jackson National Life Insurance Company (“Jackson”) (2006 – 2009); Vice President of JNAM and JFS (2007 – 2008); Assistant Treasurer of investment companies advised by JNAM (2006); Partner of Deloitte & Touche LLP (2003 – 2006).
			N/A	N/A

DIRECTORS AND OFFICERS (concluded)
March 31, 2010

Name, Address1, Age, and Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Rodney L. Ruehle5 Age: 41 Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; Since December 2009.
Director, Beacon Hill Fund Services, Inc. (2008 – present).  Formerly, Vice President, CCO Services, Citi Fund Services, Inc. (2004 – 2008); Director, Fund Administration, Citi Fund Services, Inc. (1995 – 2004).
			N/A	N/A
Toni M. Bugni4 Age: 36 Secretary	Indefinite; Since December 2009.
Director of Compliance of JNAM and JFS (2008 – present).  Formerly, Compliance Manager of JNAM and JFS (2006 – 2008); Legal Assistant, MetLife Advisers, LLC (2004 – 2006); Regulatory Administration Senior Specialist, PFPC Inc. (2003 – 2004).
			N/A	N/A
Danielle A. Hernandez4 Age: 29 Assistant Secretary	Indefinite; Since December 2009.
Senior Compliance Analyst of JNAM and JFS (2009 – present); Anti-Money Laundering Officer of investment companies advised by JNAM (2007 – present).  Formerly, Compliance Analyst of JNAM and JFS (2006 – 2009); Administrative Assistant of JNAM and JFS (2005 – 2006); Executive Assistant at the U.S. House of Representatives (2002 – 2005).
			N/A	N/A

1 The address for all Directors is 1620 Dodge Street, Stop 1075, Omaha, Nebraska 68197.

2 Mr. McCartney was elected to the Board by a vote of shareholders on May 3, 2010.

3 As defined in the 1940 Act, Mr. Summers is an “interested” director because he is an officer of FNNI, which is the parent company of the investment adviser for the Funds.

4 The address for Mr. Koors, Ms. Bugni, and Ms. Hernandez is 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606.

5 The address for Mr. Ruehle is 4041 North High Street, Suite 402, Columbus, Ohio 43214.

Investment Advisers
FNB Fund Advisers
First National Bank of Omaha
1620 Dodge Street, Stop 1075
Omaha, Nebraska 68197

Tributary Capital Management, LLC
First National Nebraska Inc.
P.O. Box 555
Fort Collins, Colorado 80522

Investment Sub-Advisers
(Large Cap Growth Fund only)
Riverbridge Partners, LLC
Midwest Plaza West
801 Nicollet Mall, Suite 600
Minneapolis, Minnesota 55402

(International Equity Fund only)
KBC Asset Management International Ltd. Joshua Dawson House
Dawson Street
Dublin 2, Ireland

Custodians
First National Bank of Omaha
1620 Dodge Street, Stop 1060
Omaha, Nebraska 68197

(International Equity Fund only)
Union Bank of California N.A.
350 California Street, Suite 600
San Francisco, California 94104

Co-Administrators
Jackson Fund Services
255 West Wacker Drive, Suite 1200
Chicago, IL 60606

First National Bank of Omaha
1620 Dodge Street, Stop 1075
Omaha, Nebraska 68197

Distributor
Northern Lights Distributors, LLC
4020 South 147th Street
Omaha, Nebraska 68137

Legal Counsel
Husch Blackwell Sanders LLP
1620 Dodge Street, Suite 2100
Omaha, Nebraska 68102

Independent Registered Public Accounting Firm
KPMG LLP
191 W. Nationwide Blvd., Suite 500
Columbus, Ohio 43215

Compliance Services
Beacon Hill Fund Services, Inc.
4041 N. High Street, Suite 402
Columbus, Ohio 43214

This report has been prepared for the general information of First Focus Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective First Focus Funds’ prospectus. The prospectus contains more complete information about First Focus Funds’ investment objectives, management fees and expenses, risks and operating policies. Please read the prospectus carefully before investing or sending money.

For more information
call 1-800-662-4203
or write to:
First Focus Funds Service Center
P.O. Box 219022
Kansas City, Missouri 64121-9022
or go to:
www.firstfocusfunds.com

Value. Stability. Service.
FFF-SAR-0310
05/10

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as Exhibit 12(a)(1).  There were no substantive amendments or waivers to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant does not have an “audit committee financial expert” (as such term is defined in the instructions to Item 3 of Form N-CSR) serving on its Audit Committee.  The registrant’s Board believes that, notwithstanding the absence of any one person meeting all required elements of the definition of “audit committee financial expert,” the registrant’s Audit Committee collectively possesses the knowledge and experience necessary to execute all of the Audit Committee’s functions, duties and powers.  All members of the registrant’s Audit Committee are “independent” (as such term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

(a) – (d)

KPMG LLP (“KPMG”) was appointed by the Board of Directors as the independent registered public accounting firm of the registrant for the fiscal years ended March 31, 2009 and March 31, 2010.

The following table sets forth the amount of fees that were billed by the principal accountant for the respective period to the registrant.

Fees for Services Rendered to the Registrant by the Principal Accountant

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2009	$ 102,220	$ 32,550	$ 33,000	$ 0
2010	$ 102,220	$ 32,550	$ 28,350	$ 0

Nature of services regarding Audit-Related Fees:

2010:  Consent on N-1A and 17f-2 count

2009:  Consent on N-1A and 17f-2 count

Nature of services regarding Tax Fees:

2010:	Federal income and Nebraska Corporate Tax Return reviews and distribution calculation and federal excise tax return review.

2009:	Federal income and Nebraska Corporate Tax Return reviews and distribution calculation and federal excise tax return review.

During the fiscal years ended March 31, 2009 and March 31, 2010, KPMG did not provide any services to the registrant’s investment advisers, and any entity controlling, controlled by, or under common control with the investment advisers that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

(e)(1)
The Audit Committee shall review, consider, and pre-approve the engagement of all auditors to certify the registrant’s financial statements (an “Audit Engagement”).  The Audit Committee must report to the Board of Directors of the registrant regarding its approval of all Audit Engagements.

Management of the registrant may request pre-approval of, and the Audit Committee, or a member of the Audit Committee designated by the Audit Committee (a “Designated Member”), may pre-approve permissible non-audit services (e.g. tax, valuation, and general accounting services) to the registrant and/or to the Adviser Entities, on a project-by-project basis.  The Audit Committee must, however, pre-approve any engagement of the auditor to provide non-audit services to any Adviser Entity during the period of such auditor’s audit engagement.  Any action by the Designated Member in approving requested non-audit service shall be presented for ratification by the Audit Committee no later than at the Audit Committee’s next scheduled meeting.

(e)(2)	None of the services summarized in (a)-(d) above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)           Not applicable.

(g)
The aggregate amount of non-audit fees billed by the principal accountant to the registrant and Adviser Entities was $79,000 for the fiscal year ended March 31, 2009 and was $29,350 for the fiscal year ended March 31, 2010.

(h)
The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Adviser Entities (not including and sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services were compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)           Included as a part of the report to shareholders filed under Item 1.

(b)           Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since the registrant last disclosed such procedures.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First Focus Funds, Inc.

By:	/s/ Daniel W. Koors
Name:	Daniel W. Koors
Title:	Treasurer
Date:	June 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael A. Summers
Name:	Michael A. Summers
Title:	President
Date:	June 4, 2010

By:	/s/ Daniel W. Koors
Name:	Daniel W. Koors
Title:	Treasurer
Date:	June 4, 2010

EXHIBIT LIST

Exhibit 12(a)(1)	Code of Ethics (as defined in Item 2(b) of Form N-CSR).

Exhibit 12(a)(2)(a)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act.

Exhibit 12(a)(2)(b)	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Act.